SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                                              [ ]

    Post-Effective Amendment No.  25         (File No. 333-79311)            [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.            26        (File No. 811-07355)             [X]
                               ---------

                        (Check appropriate box or boxes)

                          IDS LIFE VARIABLE ACCOUNT 10
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                           IDS Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

               70100 AXP Financial Center, Minneapolis, MN 55474
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        (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 671-3678
--------------------------------------------------------------------------------

      Mary Ellyn Minenko, 50607 AXP Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

 [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
 [ ] on (date) pursuant  to  paragraph  (b) of Rule 485
 [X] 60 days after  filing  pursuant  to paragraph  (a)(1) of Rule 485
 [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus


August ____2004


American Express

Retirement Advisor Advantage Plus(SM) Variable Annuity Retirement Advisor Select Plus(SM) Variable Annuity

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

Issued by:        IDS Life Insurance Company (IDS Life)
                  70100 AXP Financial Center
                  Minneapolis, MN 55474
                  Telephone: (800) 862-7919
                  americanexpress.com


                  IDS Life Variable Account 10/IDS Life Account MGA


This prospectus contains information that you should know before investing in the American Express Retirement Advisor Advantage Plus(SM) Variable Annuity (RAVA Advantage Plus), or the American Express Retirement Advisor Select Plus(SM) Variable Annuity (RAVA Select Plus). The information in this prospectus applies to both contracts unless stated otherwise.

Prospectuses are also available for:

o  American Express(R) Variable Portfolio Funds

o  AIM Variable Insurance Funds

o  AllianceBernstein Variable Products Series Fund, Inc.

o  American Century(R) Variable Portfolios, Inc.

o  Calvert Variable Series, Inc.

o  Evergreen Variable Annuity Trust

o  Fidelity(R) Variable Insurance Products - Service Class 2

o  Franklin(R) Templeton(R) Variable Insurance
   Products Trust (FTVIPT) - Class 2

o  Goldman Sachs Variable Insurance Trust (VIT)

o  Lazard Retirement Series, Inc.

o  Liberty Variable Investment Trust

o  MFS(R) Variable Insurance Trust(SM)

o  Oppenheimer Variable Account Funds - Service Shares

o  Putnam Variable Trust - Class IB Shares

o  Strong Opportunity Fund II, Inc.

o  Van Kampen Life Investment Trust

o  Wanger Advisors Trust

Please read the prospectuses carefully and keep them for future reference.

The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.

The contracts may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contracts. Your actual contract and any riders or endorsements are the controlling documents.

IDS Life has not authorized any person to give any information or to make any representations regarding the contracts other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

Table of Contents

Key Terms
The Contract in Brief
Expense Summary
Condensed Financial Information (Unaudited)
Financial Statements
The Variable Account and the Funds

Guarantee Period Accounts (GPAs)

The Fixed Account
The Special DCA Account
Buying Your Contract
Charges
Valuing Your Investment
Making the Most of Your Contract
Surrenders
TSA -- Special Surrender Provisions
Changing Ownership
Benefits in Case of Death --
  Standard Death Benefit
Optional Death Benefits
The Annuity Payout Period
Taxes
Voting Rights
Substitution of Investments

About the Service Providers
Additional Information About IDS Life
Additional Information
Experts
IDS Life Insurance Company Financial Information
Table of Contents of the
   Statement of Additional Information
Appendix A: Example --- Market Value Adjustment (MVA)
Appendix B: Example -- Surrender Charges
Appendix C: Example -- Optional Death Benefits

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Band 3 annuities: RAVA Advantage Plus and RAVA Select Plus contracts that are available for:

o    current or retired employees of American Express Financial Corporation
     (AEFC) or its subsidiaries and their spouses (employees),

o current or retired American Express financial advisors and their spouses (advisors), or

o individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).

Beneficiary: The person you designate to receive benefits in case of the owner's death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Enhanced Earnings Death Benefit (EEB) and Enhanced Earnings Plus Death Benefit
(EEP): These are optional benefits you can add to your contract for an extra charge. Each is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. You can elect to purchase either the EEB or the EEP, subject to certain restrictions.

Fixed account: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


IDS Life: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.


Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.


Maximum Anniversary Value Death Benefit (MAV) and Maximum Five-Year Anniversary Value Death Benefit (5-Year MAV): These are optional benefits you can add to your contract for an extra charge. Each is intended to provide additional death benefit protection in the event of fluctuating fund values. You can elect to purchase either the MAV or the 5-Year MAV, subject to certain restrictions.

Owner (you, your): A natural person (including a revocable trust) who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. If the contract has a non-natural person as the owner, "you, your" means the annuitant.

Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code.

o    Roth IRAs under Section 408A of the Code

o    SIMPLE IRAs under Section 408(p) of the Code

o    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o    Plans under Section 401(k) of the Code

o    Custodial and trusteed plans under Section 401(a) of the Code

o    Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered nonqualified annuities.

Return of Purchase Payments Death Benefit (ROPP): This is an optional benefit that you can add to your contract for an extra charge if you are age 76 or older at contract issue that is intended to provide additional death benefit protection in the event of fluctuating fund values. ROPP is included in the standard death benefits for contract owners age 75 and under on the contract effective date at no additional cost.

Rider: You receive a rider to your contract when you purchase the EEB, EEP, MAV, 5-Year MAV and/or ROPP. The rider adds the terms of the optional benefit to your contract.

Rider effective date: The date you add a rider to your contract.

Settlement date: The date when annuity payouts are scheduled to begin.

Special Dollar-Cost Averaging (Special DCA) account: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers. The Special DCA account may not be available at all times.

Surrender value: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

The Contract in Brief

This prospectus describes two contracts. RAVA Advantage Plus offers a choice of a seven-year or a ten-year surrender charge schedule and relatively lower expenses. RAVA Select Plus offers a three-year surrender charge schedule and relatively higher expenses. The information in this prospectus applies to both contracts unless stated otherwise. Your sales representative can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

Purpose: The purpose of each contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, fixed accounts, subaccounts and/or Special DCA account (when available) under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use one of these contracts as a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


Free look period: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. You will receive a full refund of the contract value (reflecting any applicable
MVA), less the amount of any purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)


Accounts: Currently, you may allocate your purchase payments among any or all of:

o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. __)


o the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p.___)


o the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (p. __)

o    the Special DCA account, when available.

Buying your contract: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. (p. __)

Purchase payments:

Minimum allowable purchase payments

If paying by installments under a scheduled payment plan:
     $23.08 biweekly, or
     $50 per month

                                                    RAVA Advantage Plus           RAVA Select Plus
If paying by any other method:
     initial payment for qualified annuities               $1,000                      $ 2,000
     initial payment for nonqualified annuities             2,000                       10,000
     for any additional payments                               50                           50

Maximum allowable purchase payments (without home office approval) based on your age on the effective date of the contract:

                                                     RAVA Advantage Plus        RAVA Select Plus
For the first year:
     through age 85                                       $999,999*             $999,999*
     for ages 86 to 90                                     100,000               100,000
For each subsequent year:
     through age 85                                        100,000               100,000
     for ages 86 to 90                                      50,000                50,000

* RAVA Advantage Plus and RAVA Select Plus Band 3 annuities sold to individuals other than advisors and employees: Require a minimum $1,000,000 initial purchase payment and our approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.


Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts until annuity payouts begin, and once per contract year after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA account. GPAs and fixed account transfers are subject to special restrictions. (p. __)


Surrenders: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. __)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. __)

Benefits in case of death: If you die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (p. __)

Optional benefits: These contracts offer optional features that are available for additional charges if you meet certain criteria. (p. __)

Annuity payouts: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. __)

Taxes: Generally, your contract grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. __)

Limitations on use of contracts: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority.

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract or surrender the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Surrender charge for RAVA Advantage Plus
(Contingent deferred sales load as a percentage of purchase payment surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.*

     Seven-year schedule                                            Ten-year schedule*
     Number of completed                                            Number of completed
   years from date of each          Surrender charge              years from date of each          Surrender charge
      purchase payment                 percentage                    purchase payment                 percentage
        0                                   7%                             0                               8%
        1                                   7                              1                               8
        2                                   7                              2                               8
        3                                   6                              3                               7
        4                                   5                              4                               7
        5                                   4                              5                               6
        6                                   2                              6                               5
        7+                                  0                              7                               4
                                                                           8                               3
                                                                           9                               2
                                                                          10+                              0

* The ten-year surrender charge schedule is not available for contracts issued in Oregon. In Connecticut, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary.

Surrender charge for RAVA Select Plus (except Texas)
(Contingent deferred sales load as a percentage of purchase payment surrendered)

                                 Years from                  Surrender charge
                                contract date                   percentage
                                   1                                  7%
                                   2                                  7
                                   3                                  7
                                   Thereafter                         0

Surrender charge for RAVA Select Plus in Texas
(Contingent deferred sales load)

                                                                           Surrender charge percentage
                                                                (as a percentage of purchase payments surrendered)
                                                                                 in contract year
                  Payments made in contract year                  1               2              3         Thereafter
                                   1                             8%              7%              6%            0%
                                   2                                             8               7             0
                                   3                                                             8             0
                                   Thereafter                                                                  0

Surrender charge under Annuity Payout Plan E -- Payouts for a specified period:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans".)

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE
                                                    Maximum: $50*   Current: $30

(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES
(As a percentage of contract value charged annually at the contract anniversary.
The fee applies only if you elect the optional rider.)

ROPP rider fee                                                Maximum: 0.30%              Current: 0.20%
MAV rider fee                                                 Maximum: 0.35%              Current: 0.25%
5-year MAV rider fee                                          Maximum: 0.20%              Current: 0.10%
EEB rider fee                                                 Maximum: 0.40%              Current: 0.30%
EEP rider fee                                                 Maximum: 0.50%              Current: 0.40%

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)

Mortality and expense risk fee:                              RAVA Advantage Plus           RAVA Select Plus
For nonqualified annuities                                          0.95%                      1.20%
For qualified annuities                                             0.75%                      1.00%
For band 3 annuities                                                0.55%                      0.75%

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

ANNUAL OPERATING EXPENSES OF THE FUNDS

The next two tables describe the operating expenses of the funds. The first table shows the minimum and maximum total operating expenses charged by the funds for the last fiscal year that you may pay periodically during the time that you own the contract. The second table shows the fees and expenses charged by each fund for the last fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

Minimum and maximum total annual operating expenses for the funds
(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                         Minimum                      Maximum
Total expenses before fee waivers and/or expense reimbursements            .64%                        2.04%

Total annual operating expenses for each fund underlying RAVA Advantage Plus and RAVA Select Plus

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                           Gross total
                                                                 Management      12b-1          Other         annual
                                                                    fees          fees        expenses       expenses
AXP(R) Variable Portfolio                                                                                  Gross total
                              Capital Resource Fund                .64%          .13%          .08%           .85%  (1)
                              Cash Management Fund                 .51           .13           .06            .70   (1)
                              Core Bond Fund                       .63           .13           .45           1.21   (2)
                              Diversified Bond Fund                .60           .13           .08            .81   (1)
                              Diversified Equity Income Fund       .53           .13           .10            .76   (1)
                              Emerging Markets Fund               1.13           .13           .78           2.04   (3)
                              Equity Select Fund                   .68           .13           .25           1.06   (1)
                              Global Bond Fund                     .84           .13           .12           1.09   (1)
                              Growth Fund                          .65           .13           .21            .99   (1)
                              High Yield Bond Fund                 .62           .13           .08            .83   (1)
                              International Fund                   .84           .13           .09           1.06   (1)
                              Large Cap Value Fund                 .63           .13           .43           1.19   (2)
                              Managed Fund                         .61           .13           .06            .80   (1)
                              New Dimensions Fund(R)               .62           .13           .07            .82   (1)
                              Partners Select Value Fund           .81           .13           .46           1.40   (2)
                              Partners Small Cap Value Fund        .99           .13           .43           1.55   (1)
                              S&P 500 Index Fund                   .29           .13           .22            .64   (3)
                              Short Duration U.S.                  .61           .13           .08            .82   (1)
                              Government Fund
                              Small Cap Advantage Fund             .81           .13           .25           1.19   (1)

                              Strategy Aggressive Fund             .61           .13           .09            .83   (1)
AIM V.I.
                              AIM V.I. Capital                     .61           .25           .24           1.10   (4)
                              Appreciation Fund, Series
                              II Shares
                              AIM V.I. Capital                     .75           .25           .38           1.38   (4)
                              Development Fund, Series
                              II Shares
                              INVESCO VIF -- Financial             .75            --           .36           1.11   (5)
                              Services Fund, Series I
                              Shares
                              INVESCO VIF -- Technology            .75            --           .41           1.16   (5),(6)
                              Fund, Series I Shares
AllianceBernstein Variable
Products Series Fund, Inc.
                              AllianceBernstein VP                 .63           .25           .03            .91   (7)
                              Growth and Income
                              Portfolio (Class B)
                              AllianceBernstein VP                1.00           .25           .49           1.74   (8)
                              International Value
                              Portfolio (Class B)
American Century(R)
Variable Portfolios, Inc.
                              VP International, Class II          1.23           .25           .01           1.49   (9),(10)
                              VP Value, Class II                   .85           .25            --           1.10   (9)
Calvert Variable Series, Inc.
                              Social Balanced Portfolio            .70            --           .23            .93   (11)
Evergreen VA
                              International Equity Fund            .66           .25           .46           1.37   (12)
                              -- Class 2
Fidelity(R) VIP
                              Growth & Income Portfolio            .48           .25           .12            .85   (13)
                              Service Class 2
                              Mid Cap Portfolio Service            .58           .25           .12            .95   (13)
                              Class 2
                              Overseas Portfolio Service           .73           .25           .18           1.16   (13)
                              Class 2
FTVIPT
                              Franklin Real Estate Fund            .50           .25           .03            .78   (14),(15)
                              -- Class 2
                              Franklin Small Cap Value             .57           .25           .19           1.01   (15),(16)
                              Securities Fund -- Class 2
                              Mutual Shares Securities             .60           .25           .20           1.05   (15)
                              Fund -- Class 2
Goldman Sachs VIT
                              CORE(SM) U.S. Equity Fund            .70            --           .15            .85   (17)
                              Mid Cap Value Fund                   .80            --7          .11            .91   (17)
Lazard Retirement Series
                              International Equity                 .75           .25           .65           1.65   (18)
                              Portfolio
Liberty
                              Columbia High Yield Fund,            .60           .25           .31           1.16   (19)
                              Variable Series, Class B
MFS(R)
                              Investors Growth Stock               .75           .25           .13           1.13   (20),(21)
                              Series -- Service Class
                              New Discovery Series --              .90           .25           .14           1.29   (20),(21)
                              Service Class
                              Total Return Series --               .75           .25           .09           1.09   (20)
                              Service Class
                              Utilities Series --                  .75           .25           .17           1.17   (20),(21)
                              Service Class

Oppenheimer Variable
Account Funds
                             Global Securities Fund/VA, Service             .63          .25           .05          .93  (7)
                             Shares
                             Main Street Small Cap Fund/VA,                 .75          .25           .23         1.23  (7)
                             Service Shares
                             Strategic Bond Fund/VA, Service                .72          .25           .05         1.02  (7)
                             Shares
Putnam Variable Trust
                             Putnam VT Health Sciences Fund --              .70          .25           .14         1.09  (7)
                             Class IB Shares
                             Putnam VT International Equity Fund            .76          .25           .18         1.19  (7)
                             -- Class IB Shares
                             Putnam VT Vista Fund -- Class IB               .65          .25           .11         1.01  (7)
                             Shares
Strong Funds
                             Strong Opportunity Fund II --                  .75          .25           .39         1.39  (22)
                             Advisor Class
Van Kampen LIT
                             Comstock Portfolio, Class II Shares            .60          .25           .05          .90  (7)
Wanger
                             International Small Cap                       1.22           --           .19         1.41  (23)
                             U.S. Smaller Companies                         .93           --           .05          .98  (23)

We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contracts and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.

(2) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.95% for AXP(R) Variable Portfolio -- Core Bond Fund, 1.05% for AXP(R) Variable Portfolio -- Large Cap Value Fund and 1.15% for AXP(R) Variable Portfolio -- Partners Select Value Fund average daily net assets.

(3) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2003. Through April 30, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.75% for AXP(R) Variable Portfolio -- Emerging Markets Fund and 0.495% for AXP(R) Variable Portfolio -- S&P 500 Index Fund average daily net assets.

(4) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(5) The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result "Other expenses" have been restated to reflect the changes in fees under the new agreements. The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

(6) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Gross total annual operating expenses have been restated to reflect current expenses.

(7) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.

(8) For all of 2003, AllianceBernstein VP International Value Portfolio (Class B) was capped at 1.45%. The cap will be removed effective on May 1, 2004. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.80%, 0.40% and 1.45%.

(9) The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

(10) International investing involves special risks including political instability and currency fluctuations.

(11) Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

(12) The total ratio of expenses to average net assets excludes expense reductions and fee waivers The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expenses reimbursements were made. The Fund's investment advisor may cease these waivers and/or reimbursements at any time. With fee waivers and expense reimbursements, "Other expenses" and "Gross total annual expenses" would be 0.41% and 1.32% for Evergreen VA International Equity Fund -- Class 2.

(13) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

(14) The Fund administration fee is paid indirectly through the management fee.

(15) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(16) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.02%) and 0.99% for FTVIPT Franklin Small Cap Value Securities Fund -- Class 2.

(17) Each adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund or the Goldman Sachs VIT Mid Cap Value Fund for the period covered by their annual reports. In no event would the "Other expenses" for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund or the Goldman Sachs VIT Mid Cap Value Fund exceed 0.16% and 0.25%, respectively, of each fund's average daily net assets. Except for the Goldman Sachs VIT Mid Cap Value Fund, the Adviser has contractually agreed to maintain these expenses limitation reductions through June 30, 2005. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.

(18) The Investment Manager of the Portfolios has voluntarily agreed, for the year ended Dec. 31, 2003, to reduce its fees and, if necessary, reimburse the Portfolio's expenses to the extent that annualized operating expenses exceed 1.25% of the respective Portfolio's average net assets. After fee waivers and expense reimbursements "Other expense" and "Gross total annual expenses" would be 0.25% and 1.25% for Lazard Retirement International Equity Portfolio.

(19) Management fees have been restated to reflect the discontinuance of the administration fee for the Fund effective Nov. 1, 2003. The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.06%. In addition, the Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 0.04% and gross total annual expenses would be 0.70%. This arrangement may be modified or terminated by the advisor at any time.

(20) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(21) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.12% for Investors Growth Stock Series, 1.28% for New Discovery Series and 1.16% for Utilities Series.

(22) Expenses are calculated semiannually. The Fund's Advisor is currently waiving and/or absorbing expenses of 0.11%. The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This 0.01% credit was applied to the Fund's "Other expenses" that were not attributable to the Advisor or its affiliates. With these expense offsets the "Gross total annual expenses" would have been 1.27%.

(23) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Gross total annual expenses" are based on actual expenses for the fiscal year ended Dec. 31, 2003. Columbia Wanger Asset Management, L.P. will reimburse the Fund if its annual operating expenses exceed 2% of average daily net assets. This commitment expires on April 30, 2004.

Examples

These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges*, variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds for the last fiscal year. They assume that you select the optional MAV and EEP. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                                      If you do not surrender your contract
                                           If you surrender your contract            or if you select an annuity payout plan
                                     at the end of the applicable time period:      at the end of the applicable time period:
Nonqualified Annuity               1 year      3 years     5 years     10 years    1 year   3 years     5 years     10 years

RAVA Advantage Plus
With a ten-year surrender charge  $1,187.14   $1,874.58   $2,579.90   $4,074.07    $387.14 $1,174.58   $1,979.90   $4,074.07
schedule**

RAVA Advantage Plus
With a seven-year surrender        1,087.14    1,774.58    2,379.90     4,074.07    387.14  1,174.58    1,979.90    4,074.07
charge schedule

RAVA Select Plus                   1,113.90    1,952.41    2,105.42     4,303.06    413.90  1,252.41    2,105.42    4,303.06

RAVA Select Plus -- Texas          1,213.90    1,852.41    2,105.42     4,303.06    413.90  1,252.41    2,105.42    4,303.06

                                                                                      If you do not surrender your contract
                                           If you surrender your contract            or if you select an annuity payout plan
                                     at the end of the applicable time period:      at the end of the applicable time period:
Qualified Annuity                  1 year      3 years    5 years     10 years     1 year   3 years     5 years     10 years

RAVA Advantage Plus
With a ten-year surrender charge  $1,166.64   $1,814.66  $2,482.76   $3,894.46     $366.64 $1,114.66   $1,882.76   $3,894.46
schedule**

RAVA Advantage Plus
With a seven-year surrender        1,066.64    1,714.66   2,282.76     3,894.46     366.64  1,114.66    1,882.76    3,894.46
charge schedule

RAVA Select Plus                   1,093.40    1,892.81   2,009.36     4,128.14     393.40  1,192.81    2,009.36    4,128.14

RAVA Select Plus -- Texas          1,193.40    1,792.81   2,009.36     4,128.14     393.40  1,192.81    2,009.36    4,128.14

                                                                                      If you do not surrender your contract
                                           If you surrender your contract            or if you select an annuity payout plan
                                     at the end of the applicable time period:      at the end of the applicable time period:
Band 3 Annuity                     1 year      3 years     5 years     10 years    1 year   3 years     5 years     10 years

RAVA Advantage Plus -- Band 3
With a ten-year surrender charge  $1,146.14   $1,754.49   $2,384.79   $3,711.18    $346.14 $1,054.49   $1,784.79   $3,711.18
schedule**

RAVA Advantage Plus -- Band 3
With a seven-year surrender        1,046.14    1,654.49    2,184.79     3,711.18    346.14  1,054.49    1,784.79    3,711.18
charge schedule

RAVA Select Plus -- Band 3         1,067.77    1,817.96    1,888.13     3,904.43    367.77  1,117.96    1,888.13    3,904.43

RAVA Select Plus -- Texas --       1,167.77    1,717.96    1,888.13     3,904.43    367.77  1,117.96    1,888.13    3,904.43
Band 3

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                                     If you do not surrender your contract
                                           If you surrender your contract           or if you select an annuity payout plan
                                      at the end of the applicable time period:    at the end of the applicable time period:
Nonqualified Annuity                 1 year   3 years     5 years     10 years    1 year     3 years     5 years    10 years

RAVA Advantage Plus
With a ten-year surrender charge    $966.77   $1,217.16   $1,491.29   $1,941.32     $166.77    $517.16     $891.29  $1,941.32
schedule**

RAVA Advantage Plus
With a seven-year surrender charge   866.77    1,117.16    1,291.29    1,941.32      166.77     517.16      891.29   1,941.32
schedule

RAVA Select Plus                     893.52    1,298.53    1,028.76    2,225.12      193.52     598.53    1,028.76   2,225.12

RAVA Select Plus -- Texas            993.52    1,198.53    1,028.76    2,225.12      193.52     598.53    1,028.76   2,225.12

                                                                                     If you do not surrender your contract
                                           If you surrender your contract           or if you select an annuity payout plan
                                      at the end of the applicable time period:    at the end of the applicable time period:
Qualified Annuity                    1 year   3 years     5 years     10 years    1 year     3 years     5 years    10 years

RAVA Advantage Plus
With a ten-year surrender charge    $946.27   $1,154.51   $1,384.94   $1,718.88     $146.27    $454.51     $784.94  $1,718.88
schedule**

RAVA Advantage Plus
With a seven-year surrender charge   846.27    1,054.51    1,184.94    1,718.88      146.27     454.51      784.94   1,718.88
schedule

RAVA Select Plus                     873.02    1,236.22      923.55    2,008.30      173.02     536.22      923.55   2,008.30

RAVA Select Plus -- Texas            973.02    1,136.22      923.55    2,008.30      173.02     536.22      923.55   2,008.30

                                                                                     If you do not surrender your contract
                                           If you surrender your contract           or if you select an annuity payout plan
                                      at the end of the applicable time period:    at the end of the applicable time period:
Band 3 Annuity                       1 year   3 years     5 years     10 years    1 year     3 years     5 years    10 years

RAVA Advantage Plus -- Band 3
With a ten-year surrender charge    $925.77   $1,091.60   $1,277.70   $1,492.06     $125.77    $391.60     $677.70  $1,492.06
schedule**

RAVA Advantage Plus -- Band 3
With a seven-year surrender charge   825.77      991.60    1,077.70    1,492.06      125.77     391.60      677.70   1,492.06
schedule

RAVA Select Plus -- Band 3           847.40    1,157.96      790.81    1,731.23      147.40     457.96      790.81   1,731.23

RAVA Select Plus -- Texas -- Band 3  947.40    1,057.96      790.81    1,731.23      147.40     457.96      790.81   1,731.23

 * In these examples, the contract administrative charge is approximated as a .037% charge for RAVA Advantage Plus, a .048% charge for RAVA Select Plus, a .048% for RAVA Select Plus -- Texas, a 0.037% charge for RAVA Advantage Plus -- Band 3, a .048% charge for RAVA Select Plus -- Band 3 and a .048% charge for RAVA Select Plus -- Texas -- Band 3. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

** In Connecticut, your expenses would be slightly lower due to the modified ten-year surrender charge schedule.

Condensed Financial Information

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for some of the subaccounts because they are new and do not have any history.


[TO BE FILED BY AMENDMENT]


Financial Statements

You can find our audited financial statements and the audited financial statements for certain subaccounts in the SAI.

The SAI does not include the audited financial statements for some subaccounts because they are new and did not have any activity as of the date of the financial statements.

The Variable Account and the Funds

Variable account: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The Funds: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us.

Purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds generally are more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including but not limited to 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under your contract.

Some of these arrangements or relationships may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                       INVESTMENT ADVISER

AXP(R) Variable Portfolio -   Capital appreciation. Invests primarily in U.S. common   American Express Financial Corporation
Capital Resource Fund         stocks of companies with market capitalization of at     (AEFC)
                              least $5 billion.

AXP(R) Variable Portfolio -   Maximum current income consistent with liquidity and     AEFC
Cash Management Fund          stability of principal. Invests primarily in money
                              market instruments, such as marketable debt
                              obligations issued by the U.S. government or its
                              agencies, bank certificates of deposit, bankers'
                              acceptances, letters of credit, and commercial
                              paper, including asset-backed commercial paper.

AXP(R) Variable Portfolio -   High total return through current income and capital     AEFC
Core Bond Fund                appreciation. Under normal market conditions, the Fund
                              invests at least 80% of its net assets in bonds and
                              other debt securities.

AXP(R) Variable Portfolio -   High level of current income while attempting to         AEFC
Diversified Bond Fund         conserve the value of the investment and continuing a
                              high level of income for the longest period of
                              time. Under normal market conditions, the Fund
                              invests at least 80% of its net assets in bonds
                              and other debt obligations.

AXP(R) Variable Portfolio -   High level of current income and, as a secondary goal,   AEFC
Diversified Equity Income     steady growth of capital. Under normal market
Fund                          conditions, the Fund invests at least 80% of its net
                              assets in dividend-paying common and  preferred stocks.

AXP(R) Variable Portfolio -   Long-term capital growth. Under normal market            AEFC, adviser; American Express  Asset
Emerging Markets Fund         conditions, the Fund invests at least 80% of its net     Management International, Inc.,  a
                              assets in equity securities of emerging market           wholly-owned subsidiary of AEFC,
                              companies.                                               subadviser.

AXP(R) Variable Portfolio -   Growth of capital. Under normal market conditions, the   AEFC
Equity Select Fund            Fund invests at least 80% of its net assets in equity
                              securities of  medium-sized companies.

AXP(R) Variable Portfolio -   High total return through income and  growth of          AEFC
Global Bond Fund              capital. Non-diversified mutual fund that invests
                              primarily in debt obligations of U.S. and foreign
                              issuers. Under normal market conditions, the Fund
                              invests at least 80% of its net assets in
                              investment - grade corporate or government debt
                              obligations including money market instruments of
                              issuers located in at least three different
                              countries.

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
AXP(R) Variable Portfolio -   Long-term capital growth. Invests primarily in common   AEFC
Growth Fund                   stocks that appear to offer growth opportunities.

AXP(R) Variable Portfolio -   High current income, with capital growth as a           AEFC
High Yield Bond Fund          secondary objective. Under normal market conditions,
                              the Fund invests at least 80% of its net assets in
                              high-yielding, high-risk corporate bonds (junk bonds)
                              issued by U.S. and foreign companies and governments.

AXP(R) Variable Portfolio -   Capital appreciation. Invests primarily in equity       AEFC, adviser; American Express Asset
International Fund            securities of foreign issuers that offer strong         Management International, Inc., a
                              growth potential.                                       wholly-owned subsidiary of AEFC,
                                                                                      subadviser.

AXP(R) Variable Portfolio -   Long-term growth of capital. Under normal market        AEFC
Large Cap Value Fund          conditions, the fund invests at least 80% of its net
                              assets in equity securities of companies with a
                              market capitalization greater than $5 billion at
                              the time of purchase.

AXP(R) Variable Portfolio -   Maximum total investment return through a combination   AEFC
Managed Fund                  of capital growth and current income. Invests
                              primarily in a combination of common and preferred
                              stocks, bonds and other debt securities.

AXP(R) Variable Portfolio -   Long-term growth of capital. Invests primarily in       AEFC
NEW DIMENSIONS FUND(R)        common stocks showing potential for significant
                              growth.

AXP(R) Variable Portfolio -   Long-term growth of capital. Invests primarily in       AEFC, adviser; GAMCO Investors, Inc.,
Partners Select Value Fund    common stocks, preferred stocks and securities          subadviser
                              convertible into common stocks that are listed on
                              a nationally recognized securities exchange or
                              traded on the NASDAQ National Market System of the
                              National Association of Securities Dealers. The
                              Fund invests in midcap companies as well as
                              companies with larger and smaller market
                              capitalizations.

AXP(R) Variable Portfolio -   Long-term capital appreciation. Non-diversified         AEFC, adviser; Goldman Sachs Asset
Partners Small Cap Value      mutual fund that invests primarily in equity            Management, L.P., Royce & Associates,
Fund                          securities. Under normal market conditions, at least    LLC, Donald Smith & Co., Inc., Franklin
                              80% of its net assets will be invested in companies     Portfolio Associates LLC and Barrow,
                              with market capitalization of less than $2 billion,     Hanley, Mewhinney & Strauss, Inc.,
                              which also includes micro capitalization companies      subadvisers.
                              with market capitalization of less than  $400
                              million, at the time of investment.

AXP(R) Variable Portfolio -   Long-term capital appreciation. Non-diversified         AEFC
S&P 500 Index Fund            mutual fund that invests primarily in securities of
                              large-capitalization stocks of U.S. companies that
                              are expected to provide investment results that
                              correspond to the performance of the  S&P 500(R) Index.


FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
AXP(R) Variable Portfolio -   A high level of current income and safety of            AEFC
Short Duration  U.S.          principal consistent with an investment in U.S.
Government Fund               government and government agency securities. Under
                              normal market conditions, at least 80% of the Fund's
                              net assets are invested in securities issued or
                              guaranteed as to principal and interest by the U.S.
                              government, its agencies or instrumentalities.

AXP(R) Variable Portfolio -   Long-term capital growth. Under normal market           AEFC, adviser; Kenwood Capital
Small Cap Advantage Fund      conditions, at least 80% of the Fund's net assets are   Management LLC, subadviser
                              invested in equity securities of companies that
                              are often included in the Russell 2000(R) Index
                              and/or have market capitalization of up to $2
                              billion at the time the Fund first invests in
                              them.

AXP(R) Variable Portfolio -   Capital appreciation. Under normal market conditions,   AEFC
Strategy Aggressive Fund      at least 65% of the Fund's total assets are invested
                              in equity securities.

AIM V.I. Capital              Growth of capital. Invests principally in common        A I M Advisors, Inc.
Appreciation Fund, Series     stocks of companies likely to benefit from new or
II Shares                     innovative products, services or processes as well as
                              those with above-average long-term growth and
                              excellent prospects for future growth. The Fund
                              may invest up to 25% of its assets in foreign
                              securities.

AIM V.I. Capital              Long-term growth of capital. Invests primarily in       A I M Advisors, Inc.
Development Fund, Series II   securities (including common stocks, convertible
Shares                        securities and bonds) of small- and medium-sized
                              companies. The Fund may invest up to 25% of its
                              assets in foreign securities.

AllianceBernstein VP Growth   Reasonable current income and reasonable                Alliance Capital Management L.P.
and Income Portfolio (Class   appreciation. Invests primarily in dividend-paying
B)                            common stocks of good quality.

AllianceBernstein VP          Long-term growth of capital. Invests primarily in a     Alliance Capital Management L.P.
International Value           diversified portfolio of foreign equity securities.
Portfolio (Class B)

American Century(R) VP        Long-term capital growth. Invests primarily in stocks   American Century Investment Management,
International, Class II       of growing foreign companies in developed countries.    Inc.

American Century(R) VP Value, Long-term capital growth, with income as a secondary    American Century Investment Management,
Class II                      objective. Invests primarily in stocks of companies     Inc.
                              that management believes to be undervalued at the
                              time of purchase.

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
Calvert Variable Series,      Income and capital growth. Invests primarily in         Calvert Asset Management Company, Inc.
Inc. Social Balanced          stocks, bonds and money market instruments which        (CAMCO), investment adviser. SsgA Funds
Portfolio                     offer income and capital growth opportunity and which   Management, Inc. and Brown Capital
                              satisfy the investment and social criteria.             Management are the investment
                                                                                      subadvisers.

Columbia High Yield Fund,     High level of current income with capital               Columbia Management Advisors, Inc.,
Variable Series, Class B      appreciation as a secondary objective. The Fund         adviser.
                              normally invests at least 80% of its net assets
                              (plus any borrowings for investment purposes) in
                              high yielding corporate debt securities, such as
                              bonds, debentures and notes that are rated below
                              investment grade.

Evergreen VA International    Long-term capital growth, with modest income as a       Evergreen Investment Management
Equity Fund - Class 2         secondary objective. The Fund seeks to achieve its      Company, LLC
                              goal by investing primarily in equity securities
                              issued by established, quality non-U.S. companies
                              located in countries with developed markets and
                              may purchase securities across all market
                              capitalizations. The Fund may also invest in
                              emerging markets.

Fidelity(R) VIP Growth &      Seeks high total return through a combination of        Fidelity Management & Research Company
Income Portfolio Service      current income and capital appreciation. Normally       (FMR), investment manager; FMR U.K.,
Class 2                       invests a majority of assets in common stocks with a    FMR Far East, sub-investment advisers.
                              focus on those that pay current dividends and show
                              potential for capital appreciation. May invest in
                              bonds, including lower-quality debt securities, as
                              well as stocks that are not currently paying
                              dividends, but offer prospects for future income
                              or capital appreciation. Invests in domestic and
                              foreign issuers. The Fund invests in either growth
                              stocks or value stocks or both.

Fidelity(R) VIP Mid Cap       Seeks long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at least   (FMR), investment manager; FMR U.K.,
                              80% of assets in securities of companies with medium    FMR Far East, sub-investment advisers.
                              market capitalizations. May invest in companies
                              with smaller or larger market capitalizations.
                              Invests in domestic and foreign issuers. The Fund
                              invests in growth or value common stocks.

Fidelity(R) VIP Overseas      Seeks long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks of foreign securities.       (FMR), investment manager; FMR U.K.,
                              Normally invests at least 80% of assets in non-U.S.     FMR Far East, Fidelity International
                              securities.                                             Investment Advisors (FIIA) and FIIA
                                                                                      U.K., sub-investment advisers.

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
FTVIPT Franklin  Real         Seeks capital appreciation, with current income as a    Franklin Advisers, Inc.
Estate Fund - Class 2         secondary goal. The Fund normally invests at least
                              80% of its net assets in investments of companies
                              operating in the real estate sector. The Fund
                              invests primarily in real estate investment
                              trusts, with generally medium to small market
                              capitalizations, and in companies that derive at
                              least half of their assets or revenues from the
                              ownership, construction, management, or sale of
                              residential, commercial or industrial real estate.

FTVIPT Franklin Small Cap     Seeks long-term total return. The Fund normally         Franklin Advisory Services, LLC
Value Securities Fund -       invests at least 80% of its net assets in investments
Class 2                       of small capitalization companies. For this Fund,
                              small-cap companies are those with market cap
                              values not exceeding $2.5 billion, at the time of
                              purchase. The Fund invests in small companies that
                              the Fund's manager believes are undervalued.

FTVIPT Mutual Shares          Seeks capital appreciation, with income as a            Franklin Mutual Advisers, LLC
Securities Fund - Class 2     secondary goal. The Fund normally invests mainly in
                              U.S. equity securities that the Fund's manager
                              believes are available at market prices less than
                              their value based on certain recognized or
                              objective criteria, including undervalued stocks,
                              merger/risk arbitrage securities and distressed
                              companies.

Goldman Sachs VIT CORE(SM)    Seeks long-term growth of capital and dividend          Goldman Sachs Asset Management, L.P.
U.S. Equity Fund              income. The Fund invests, under normal circumstances,
CORE(SM) is a service         at least 90% of its total assets (not including
mark of Goldman,              securities lending collateral and any investment of
Sachs & Co.                   that collateral) measured at time of purchase in a
                              broadly diversified portfolio of large-cap and
                              blue chip equity investments representing all
                              major sectors of the U.S. The Fund's investments
                              are selected using both a variety of quantitative
                              techniques and fundamental research in seeking to
                              maximize the Fund's expected return, while
                              maintaining risk, style, capitalization and
                              industry characteristics similar to the S&P 500
                              Index. The Fund seeks a broad representation in
                              most major sectors of the U.S. economy and a
                              portfolio consisting of companies with average
                              long-term earnings growth expectations and
                              dividend yields.

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
Goldman Sachs VIT Mid Cap     The Goldman Sachs VIT Mid Cap Value Fund seeks          Goldman Sachs Asset Management, L.P.
Value Fund                    long-term capital appreciation. The Fund invests,
                              under normal circumstances, at least 80% of its
                              net assets plus any borrowing for investment
                              purposes (measured at time of purchase) in a
                              diversified portfolio of equity investments in
                              mid-capitalization issuers within the range of the
                              market capitalization of companies constituting
                              the Russell Midcap Value Index at the time of
                              investments in mid-cap issuers with public stock
                              market capitalization (based upon shares available
                              for trading on an unrestricted basis) within the
                              range of the market capitalization of companies
                              constituting the Russell Midcap Value Index at the
                              time of investment. If the market capitalization
                              of a company held by the Fund moves outside this
                              range, the Fund may, but is not required to, sell
                              the securities.

INVESCO VIF - Financial       Long-term growth of capital. Aggressively managed.      A I M Advisors, Inc., advisor; INVESCO
Services Fund, Series I       Invests at least 80% of its assets in the equity        Institutional (N.A.), Inc. subadvisor.
Shares                        securities and equity-related instruments of
                              companies involved in the financial services
                              sector. These companies include, but are not
                              limited to, banks, insurance companies, investment
                              and miscellaneous industries (asset managers,
                              brokerage firms, and government-sponsored agencies
                              and suppliers to financial services companies).

INVESCO VIF - Technology      Long-term growth of capital. The Fund is aggressively   A I M Advisors, Inc., advisor; INVESCO
Fund, Series I Shares         managed. Invests at least 80% of its assets in equity   Institutional (N.A.), Inc. subadvisor.
                              securities and equity-related instruments of
                              companies engaged in technology-related
                              industries. These include, but are not limited to,
                              various applied technologies, hardware, software,
                              semiconductors, telecommunications equipment and
                              services, and service-related companies in
                              information technology. Many of these products and
                              services are subject to rapid obsolescence, which
                              may lower the market value of securities of the
                              companies in this sector.


FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
Lazard Retirement             Long-term capital appreciation. Invests primarily in    Lazard Asset Management, LLC
International Equity          equity securities, principally common stocks, of
Portfolio                     relatively large non-U.S. companies with market
                              capitalizations in the range of the Morgan Stanley
                              Capital International (MSCI) Europe, Australia and
                              Far East (EAFE(R) ) Index that the Investment
                              Manager believes are undervalued based on their
                              earnings, cash flow or asset values.

MFS(R) Investors Growth Stock Long-term growth of capital and future income.          MFS Investment Management(R)
Series - Service Class        Invests at least 80% of its net assets in common
                              stocks and related securities of companies which
                              MFS(R) believes offer better than average
                              prospects for long-term growth.

MFS(R) New Discovery Series - Capital appreciation. Invests in at least 65% of its    MFS Investment Management(R)
Service Class                 net assets in equity securities of emerging growth
                              companies.

MFS(R) Total Return Series -  Above-average income consistent with the prudent        MFS Investment Management(R)
Service Class                 employment of capital, with growth of capital and
                              income as a secondary objective. Invests primarily in
                              a combination of equity and fixed income securities.

MFS(R) Utilities Series -     Capital growth and current income. Invests primarily    MFS Investment Management(R)
Service Class                 in equity and debt securities of domestic and foreign
                              companies in the utilities industry.

Oppenheimer Global            Long-term capital appreciation. Invests mainly in       OppenheimerFunds, Inc.
Securities Fund/VA, Service   common stocks of U.S. and foreign issuers that are
Shares                        "growth-type" companies, cyclical industries and
                              special situations that are considered to have
                              appreciation possibilities.

Oppenheimer Main Street       Seeks capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies that
Shares                        the fund's investment manager believes have favorable
                              business trends or prospects.

Oppenheimer Strategic Bond    High level of current income principally derived from   OppenheimerFunds, Inc.
Fund/VA, Service Shares       interest on debt securities. Invests mainly in three
                              market sectors: debt securities of foreign
                              governments and companies, U.S. government securities
                              and lower-rated high yield securities of U.S. and
                              foreign companies.

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                      INVESTMENT ADVISER
Putnam VT Health Sciences     Capital appreciation. The fund pursues its goal by      Putnam Investment Management, LLC
Fund - Class IB Shares        investing mainly in growth stocks of companies in the
                              health sciences industries. Under normal
                              circumstances, the fund invests at least 80% of
                              its net assets in securities of (a) companies that
                              derive at least 50% of their assets, revenues or
                              profits from the pharmaceutical, health care
                              services, applied research and development and
                              medical equipment and supplies industries, or (b)
                              companies we think have the potential for growth
                              as a result of their particular products,
                              technology, patents or other market advantages in
                              the health sciences industries.

Putnam VT International       Capital appreciation. The fund pursues its goal by      Putnam Investment Management, LLC
Equity Fund - Class IB        investing mainly in common stocks of companies
Shares                        outside the United States that Putnam Management
                              believes have favorable investment potential.
                              Under normal circumstances, the fund invests at
                              least 80% of the fund's net assets in equity
                              investments.

Putnam VT Vista Fund -        Capital appreciation. The fund pursues its goal by      Putnam Investment Management, LLC
Class IB Shares               investing mainly in common stocks of U.S. companies
                              with a focus on growth stocks.

Strong Opportunity Fund II    Seeks capital growth. Invests primarily in common       Strong Capital Management, Inc.
- Advisor Class               stocks of medium-capitalization companies that the
                              Fund's managers believe are under priced, yet have
                              attractive growth prospects.

Van Kampen Life Investment    Seeks capital growth and income through investments     Van Kampen Asset Management
Trust Comstock Portfolio      in equity securities, including common stocks,
Class II Shares               preferred stocks and securities convertible into
                              common and preferred stocks.

Wanger International Small    Long-term growth of capital. Invests primarily in       Columbia Wanger Asset Management, L.P.
Cap                           stocks of non-U.S. companies with capitalizations of
                              less than $2 billion at time of purchase.

Wanger U.S. Smaller           Long-term growth of capital. Invests primarily in       Columbia Wanger Asset Management, L.P.
Companies                     stocks of small- and  medium-size U.S. companies with
                              capitalizations of less than $5 billion at time of
                              purchase.

Guarantee Period Accounts (GPAs)

The GPAs may not be available for contracts in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).

We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing IDS Life annuities, product design, competition and IDS Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. We cannot predict nor can we guarantee what future rates will be.

You may transfer or surrender contract value out of the GPAs within 30 days before the end of the guarantee period without receiving an MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts or the fixed account, or surrender the contract value from the contract (subject to applicable surrender provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the 1 year GPA term.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Minnesota Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Debt instruments that are unrated, but which are deemed by IDS Life to have an investment quality within the four highest grades;

o Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and

o Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

o    death benefits;

o    amounts surrendered for fees and charges;

o amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis; and

o amounts surrendered from the GPA within 30 days prior to the end of the Guarantee Period.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

If your GPA rate is:                               The MVA is:
Less than the new GPA rate + 0.10%                 Negative
Equal to the new GPA rate + 0.10%                  Zero
Greater than the new GPA rate + 0.10%              Positive

For an example, see Appendix A.


The Fixed Account

You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. Interest is calculated and compounded daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing company annuities, product design, competition, and the company's revenues and expenses. We reserve the right to limit purchase payment allocations to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.


Interests in the fixed account are not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)

The Special DCA Account

You also may allocate purchase payments to the Special DCA account, when available. The Special DCA account is available for promotional purposes for new purchase payments only and may not be available at all times.* We back the principal and interest guarantees relating to the Special DCA account. These guarantees are based on the continued claims-paying ability of the company. The value of the Special DCA account increases as we credit interest to the account. Purchase payments to the Special DCA account become part of our general account. Interest is calculated and compounded daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment is guaranteed for the period of time money remains in the Special DCA account. The rates credited to the Special DCA account will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing company annuities, product design, competition, and the company's revenues and expenses.

Interests in the Special DCA account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the Special DCA account. Disclosures regarding the Special DCA account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Special Dollar Cost Averaging Program" for more information on the Special DCA account.)

* For contracts purchased in Oregon the Special DCA account is available at all times.

Buying Your Contract

You can fill out an application and send it along with your initial purchase payment to our home office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you are 90 or younger.

When you apply, you may select among the following:

o    the optional ROPP rider;(1)

o    the optional MAV rider;(1)

o    the optional 5-Year MAV rider;(1)

o    the optional EEB rider;(1)

o    the optional EEP rider;(1)


o GPAs, (3) the fixed account, subaccounts and/or the special DCA account;(4) in which you want to invest;


o    how you want to make purchase payments;

o    a beneficiary; and

o under RAVA Advantage Plus, the length of the surrender charge period (seven or ten years).(2)

(1) You may select any one of the ROPP, MAV, 5-Year MAV, EEB or EEP riders or certain combinations thereof. You may select the MAV and either the EEB or the EEP. You may select the 5-Year MAV and either the EEB or the EEP. You cannot select both the EEB and EEP. You cannot select both the MAV and 5-Year MAV. Riders may not be available in all states. The MAV, EEB, EEP and 5-Year MAV are only available if you are 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange. ROPP is only available if you are 76 or older at the rider effective date.

(2) The ten-year surrender charge schedule under RAVA Advantage Plus is not available for contracts issued in Oregon. In Connecticut, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Massachusetts, Oregon and Washington, we waive surrender charges after the tenth contract anniversary.


(3)    GPAs are not available under contracts issued in some states.

(4) The Special DCA account may not be available for new purchase payments at all times.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs, to the fixed account and/or to the Special DCA account (when available) in even 1% increments.There may be certain restrictions on the amount you may allocate to the GPAs and the fixed account. (See "Purchase Payments.")


If your application is complete, we will process it and apply your purchase payment to the GPAs, the fixed account, Special DCA account (when available) and/or subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE

Annuity payouts are scheduled to begin on the settlement date. When we process your application, we will establish the settlement date as the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the settlement date must be:

o    no earlier than the 60th day after the contract's effective date; and

o no later than your 85th birthday or the tenth contract anniversary, if purchased after age 75.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the settlement date generally must be:

o for IRAs, by April 1 of the year following the calendar year when you reach age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when you reach age 70 1/2, or, if later, retire (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial surrenders from this contract, annuity payouts can start as late as your 85th birthday or the tenth contract anniversary, if later.

BENEFICIARY

If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Minimum allowable purchase payments*

If paying by installments under a scheduled payment plan:

     $23.08 biweekly, or

     $50 per month

                                                     RAVA Advantage Plus        RAVA Select Plus
If paying by any other method:
     initial payment for qualified annuities               $1,000                     $ 2,000
     initial payment for nonqualified annuities             2,000                      10,000
     for any additional payments                               50                          50

  * RAVA Advantage Plus and RAVA Select Plus Band 3 annuities sold to individuals other than advisors and employees: Require a minimum $1,000,000 initial purchase payment and home office approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.

Maximum allowable purchase payments** (without home office approval) based on your age on the effective date of the contract:

                                                     RAVA Advantage Plus        RAVA Select Plus
For the first year:
     through age 85                                       $999,999***             $999,999***
     for ages 86 to 90                                     100,000                 100,000
For each subsequent year:
     through age 85                                        100,000                 100,000
     for ages 86 to 90                                      50,000                  50,000

 ** Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.

*** These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

For RAVA Advantage Plus, except for TSAs, purchase payments are limited and may not be made after the third contract anniversary in Massachusetts, Washington and Oregon.

We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:

1. a partial surrender from the fixed account; or

2. a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

1 By letter

Send your check along with your name and contract number to:

IDS Life Insurance Company
70200 AXP Financial Center
Minneapolis, MN 55474

2 By scheduled payment plan

We can help you set up:

o an automatic payroll deduction, salary reduction or other group billing arrangement; or

o    a bank authorization.

Charges

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. The contract administrative charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.*


We will waive this $30 charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the full charge at the time of surrender regardless of the contract value or purchase payments made. This charge does not apply after annuity payouts begin or when we pay death benefits.

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:

                                                                    RAVA Advantage Plus           RAVA Select Plus
For nonqualified annuities                                                0.95%                        1.20%
For qualified annuities                                                   0.75%                        1.00%
For band 3 annuities                                                      0.55%                        0.75%


This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the GPAs, the fixed account or the Special DCA account.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner lives and no matter how long our entire group of owners live. If, as a group, owners outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge more than $20.00* per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

ROPP RIDER FEE


We charge a fee for this optional feature only if you select it(1). If selected, we deduct 0.20% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.30%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are age 75 or younger on the contract effective date at no additional cost. May not be available in all states.

MAV RIDER FEE


We charge a fee for this optional feature only if you select it(2). If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.35%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(2) Available if you are 75 or younger at the rider effective date. Not available with 5-Year MAV. May not be available in all states.

5-YEAR MAV RIDER FEE


We charge a fee for this optional feature only if you select it(3). If selected, we deduct 0.10% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.20%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(3) Available if you are 75 or younger at the rider effective date. Not available with MAV. May not be available in all states.

EEB RIDER FEE


We charge a fee for this optional feature only if you select it(4). If selected, we deduct 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.40%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(4) Available if you are 75 or younger at the rider effective date. Not available with EEP. May not be available in all states.

EEP RIDER FEE


We charge a fee for this optional feature only if you select it(5). If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.50%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(5) Available if you are 75 or younger at the rider effective date. Not available with EEB. May not be available in all states. EEP is only available on contracts purchased through a transfer or exchange.

RIDER COMBINATION DISCOUNT

A fee discount of 0.05% applies if you purchase 5-Year MAV with either EEB or EEP. A fee discount of 0.10% applies if you purchase MAV with either EEB or EEP.

SURRENDER CHARGE

If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA Advantage Plus, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract.* For RAVA Select Plus, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. The surrender charge percentages that apply to you are shown in your contract.

Surrender charge under RAVA Advantage Plus:

For purposes of calculating any surrender charge under RAVA Advantage Plus, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender any contract earnings (contract value less purchase payments received and not previously surrendered). We do not assess a surrender charge on contract earnings.


     NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the fixed account or the Special DCA account.

2. Next, in each contract year, we surrender amounts totaling up to 10% of your prior contract anniversary contract value, but only to the extent not included and surrendered in number one above. (Your initial purchase payment is considered the prior contract anniversary contract value during the first contract year.) We do not assess a surrender charge on this amount.

3. Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

4. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:

                      Seven-year schedule                                         Ten-year schedule*
      Number of completed                                         Number of completed
    years from date of each         Surrender charge            years from date of each           Surrender charge
       purchase payment                percentage                  purchase payment                  percentage
              0                             7%                             0                            8%
              1                             7                              1                            8
              2                             7                              2                            8
              3                             6                              3                            7
              4                             5                              4                            7
              5                             4                              5                            6
              6                             2                              6                            5
              7+                            0                              7                            4
                                                                           8                            3
                                                                           9                            2
                                                                          10+                           0

* The ten-year surrender charge schedule under RAVA Advantage Plus is not available in Oregon. In Connecticut, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Massachusetts, Oregon and Washington, we waive surrender charges after the tenth contract anniversary.

Surrender charge under RAVA Select Plus (except Texas) :

For purposes of calculating any surrender charge under RAVA Select Plus, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender any contract earnings (contract value less purchase payments received and not previously surrendered). We do not assess a surrender charge on contract earnings.


     NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the fixed account or the Special DCA account.


2. Next, in each contract year, we surrender amounts totaling up to 10% of your prior contract anniversary contract value, but only to the extent not included and surrendered in number one above. We do not assess a surrender charge on this amount. (Your initial purchase payment is considered the prior contract anniversary contract value during the first contract year.)

3. Finally, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:

                               Contract year        Surrender charge percentage
                                   1                           7%
                                   2                           7
                                   3                           7
                                   Thereafter                  0

Surrender charge under RAVA Select Plus in Texas:

For purposes of calculating any surrender charge under RAVA Select Plus in Texas, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender any contract earnings (contract value less purchase payments received and not previously surrendered). We do not assess a surrender charge on contract earnings.


     NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the fixed account or the Special DCA account.

2. Next, in each contract year, we surrender amounts totaling up to 10% of your prior contract anniversary contract value, but only to the extent not included and surrendered in number one above. We do not assess a surrender charge on this amount. (Your initial purchase payment is considered the prior contract anniversary contract value during the first contract year.)

3. Finally, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:

                                                                              Surrender charge percentage
                                                                 (as a percentage of purchase payments surrendered)
                                                                                   in contract year
         Payments made in contract year                         1               2            3        Thereafter
                 1                                             8%              7%           6%              0%
                 2                                                             8            7               0
                 3                                                                          8               0
                 Thereafter                                                                                 0

Partial surrenders:

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge.

For an example, see Appendix A.

Surrender charge under Annuity Payout Plan E -- Payouts for a specified period:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

Waiver of surrender charges

We do not assess surrender charges under any contract for:

o    surrenders of any contract earnings;

o surrenders of amounts totaling up to 10% of your prior contract anniversary contract value to the extent it exceeds contract earnings;

o amounts surrendered after the tenth contract anniversary in Massachusetts, Washington and Oregon;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract, currently in force;

o contracts settled using an annuity payout plan*, unless an Annuity Payout Plan E is later surrendered;

o    amounts we refund to you during the free look period*;

o    death benefits*;

o surrenders you make under your contract's "Waiver of Surrender Charges for Nursing Home Confinement" provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. You must provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for the prior 60 days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.); and

o surrenders you make under your contract's "Waiver of Surrender Charges for Terminal Illness Disability Diagnosis" provision.* To the extent permitted by state law, this provision applies when you are under age 76 on the date we issue the contract. Under this provision, we will waive surrender charges that we normally assess for surrenders you make if you are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of a licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed. (See your contract for additional conditions and restrictions on this waiver.)

* However, we will reverse certain purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.")

Other information on charges: AEFC makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. AEFC will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

Valuing Your Investment

We value your accounts as follows:


GPA

We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:

o the sum of your purchase payments and purchase payment credits allocated to the GPA;

o plus any amounts transferred to the GPA from the fixed account or subaccounts;

o    plus interest credited;

o minus any amounts transferred from the GPA to the fixed account or any subaccount;

o    minus any amounts deducted for charges or surrenders;

o    plus or minus any applicable MVA; and/or

o minus any remaining portion of fees where the values of the fixed account and the subaccounts are insufficient to cover those fees.


FIXED ACCOUNT

We value the amounts you allocate to the fixed account directly in dollars. The fixed account value equals:

o the sum of your purchase payments and transfer amounts allocated to thefixed account;

o    plus any purchase payment credits allocated to the fixed account;

o    plus interest credited;

o minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge;

o    minus any prorated portion of the ROPP rider fee (if selected);

o    minus any prorated portion of the MAV rider fee (if selected);

o    minus any prorated portion of the 5-Year MAV rider fee (if selected);

o    minus any prorated portion of the EEB rider fee (if selected); and

o    minus any prorated portion of the EEP rider fee (if selected).

SPECIAL DCA ACCOUNT

We value the amounts you allocate to the special DCA account directly in dollars. The special DCA account value equals:

o    the sum of your purchase payments allocated to the special DCA account;

o    plus interest credited;

o minus the sum of amounts surrendered (including any applicable surrender charges);

o    minus amounts transferred out; and

o minus any remaining portion of fees where the values of the fixed account and the subaccounts are insufficient to cover those fees.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    any purchase payment credits allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial surrenders;

o    surrender charges;

and a deduction of:

o    a prorated portion of the contract administrative charge;

o    a prorated portion of the ROPP rider fee (if selected);

o    a prorated portion of the MAV rider fee (if selected);

o    a prorated portion of the 5-Year MAV rider fee (if selected);

o    a prorated portion of the EEB rider fee (if selected); and/or

o    a prorated portion of the EEP rider fee (if selected).

Accumulation unit values will fluctuate due to:

o    changes in funds' net asset value;

o    dividends distributed to the subaccounts;

o    capital gains or losses of funds;

o    fund operating expenses; and/or

o    mortality and expense risk fees.

PURCHASE PAYMENT CREDITS

For RAVA Advantage Plus: we add a credit to your contract in the amount of:

o    1% of each purchase payment received:

     -- if you elect the ten-year surrender charge schedule for your contract* and the initial purchase payment is under $100,000; or

     -- if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

o 2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract* and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

For RAVA Advantage Plus -- Band 3: we add a credit to your contract in the amount of:

o    2% of each purchase payment received:

     -- if you elect the seven-year surrender charge schedule for your contract.

o    3% of each purchase payment received

     --   if  you  elect  the  ten-year   surrender  charge  schedule  for  your
          contract*.

Surrender charges under RAVA Advantage Plus and RAVA Advantage Plus -- Band 3 may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender in years five through ten. We pay for the credits under RAVA Advantage Plus and RAVA Advantage Plus -- Band 3 primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.


For RAVA Select Plus: we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000 but less than $1,000,000.

For RAVA Select Plus -- Band 3: we add a credit to your contract in the amount of 2% of each purchase payment received in the first contract year.

Expenses under RAVA Select Plus and RAVA Select Plus -- Band 3 may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. We pay for the credits under RAVA Select Plus and RAVA Select Plus -- Band 3 primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

We fund all credits from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief -- Free look period.")

We will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, surrender payment, or settlement under an annuity payout plan includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; (2) a request for surrender charge waiver due to Nursing Home Confinement or Terminal Illness Disability Diagnosis; or (3) settlement of the contract under an annuity payout plan.* The amount we pay to you under these circumstances will always equal or exceed your surrender value.

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.

* The ten-year surrender charge under RAVA Advantage Plus and RAVA Advantage Plus -- Band 3 is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000. For contracts purchased in Oregon, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, surrender payment, or settlement under an annuity payout plan includes purchase payment credits applied within twelve months preceding the date of death that results in a lump sum death benefit under this contract only.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING


Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). Automated transfers from the fixed account to the subaccounts under automated dollar-cost averaging may not exceed an amount that, if continued, would deplete the fixed account within 12 months. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. You may not set-up an automated transfer to or from the GPAs. You may not set-up an automated transfer to the fixed account or the Special DCA account. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works
                                                                                                    Number
                                                            Amount           Accumulation          of units
                                           Month           invested           unit value           purchased
By investing an equal number
of dollars each month ...                   Jan              $100                 $20                 5.00

                                            Feb               100                  18                 5.56

you automatically buy                       Mar               100                  17                 5.88
more units when the
per unit market price is low ...   ---->    Apr               100                  15                 6.67

                                            May               100                  16                 6.25

                                            Jun               100                  18                 5.56

                                            Jul               100                  17                 5.88

and fewer units                             Aug               100                  19                 5.26
when the per unit
market price is high.              ---->    Sept              100                  21                 4.76

                                            Oct               100                  20                 5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your purchase payment is at least $10,000, you can choose to participate in the Special DCA program (if available). There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month Special DCA account according to the following rules:

o You may only allocate a new purchase payment of at least $10,000 to a Special DCA account.

o    You cannot transfer existing contract values into a Special DCA account.

o Each Special DCA arrangement consists of 6 monthly transfers that begin 7 days after we receive your purchase payment.

o We make monthly transfers of your Special DCA account value into the subaccounts you select.

o You may not use the fixed account or the Special DCA account as a destination for the Special DCA monthly transfer.

o We will change the interest rate on each Special DCA account from time to time at our discretion based on factors that include the competition and the interest rate we are crediting to the fixed account at the time of the change.

o We credit each Special DCA account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the length of the Special DCA arrangement on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate.

o We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

o Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it.

o Funding from multiple sources are treated as individual purchase payments and a new Special DCA account is opened for each payment (if the Special DCA accounts are available the date we receive payment).

o You may terminate your participation in the Special DCA program at any time. If you do, we will transfer the remaining balance from your Special DCA account to the fixed account. Interest will be credited according to the rates in effect on the fixed account and not the rate that was in effect on the Special DCA account.

o We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features, contact your sales representative.

ASSET REBALANCING


You can ask to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs, fixed account or the Special DCA account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, GPAs or the fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the Guarantee Period.


We may suspend or modify transfer privileges at any time.

We seek to prevent market timing. Do not invest in the contract if you are a market timer. Market timing is a practice of transferring assets among subaccounts in an effort to take advantage of short-term market movements or price fluctuations. Market timing can impact the performance of the funds and harm contract owners.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic asset rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer. Accounts under common control, including multiple contracts you may own, may be counted together for these purposes.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S. mail;

o    not  accepting   hand-delivered  transfer  requests  or  requests  made  by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o    not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

Transfer policies


o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and fixed account at any time. The amount transferred to any GPA must be at least $1,000. However, if you made a transfer from the fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the fixed account until the next contract anniversary. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the fixed account to the subaccounts or the GPAs once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the fixed account are not subject to an MVA.


     Currently, transfers out of the fixed account are limited to the greater of: a) 30% of the fixed account value at the beginning of the contract year, or b) the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts. If an automated dollar-cost averaging arrangement is established at contract issue, the 30% limitation does not apply to transfers made from the fixed account to the subaccounts for the duration of this initial arrangement.


o You may transfer contract values from any GPA to the subaccounts, fixed account or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").


o If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.


o If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts or GPAs will be effective on the valuation date we receive it.


o We will not accept requests for transfers from the fixed account at any other time.

o    You may not make a transfer to the Special DCA account.


o Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs.


HOW TO REQUEST A TRANSFER OR SURRENDER

1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or surrender to:

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or surrenders:            $250 or entire account balance

Maximum amount
Transfers or surrenders:            Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.

2 By automated transfers and automated partial surrenders


Your sales representative can help you set up automated transfers or partial surrenders among your subaccounts or fixed account.


You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.


o Automated transfers to the GPAs, the fixed account or the Special DCA account are not allowed.


o Automated transfers from the fixed account to the subaccounts under an automated dollar-cost averaging arrangement may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o Automated surrenders may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial surrenders are in effect.

o Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

o The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

Minimum amount
Transfers or surrenders:            $50

Maximum amount
Transfers or surrenders:            None (except for automated transfers
                                    from the fixed account)

3 By phone

Call between 7 a.m. and 10 p.m. Central time:
(800) 862-7919

TTY service for the hearing impaired:
(800) 285-8846

Minimum amount
Transfers or surrenders:            $250 or entire account balance

Maximum amount
Transfers:                          Contract value or entire account balance
Surrenders:                         $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within
 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

Surrenders

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

SURRENDER POLICIES


If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account, in the same proportion as your value in each account correlates to your total contract value, less any GPA or Special DCA account. We will not withdraw money for a partial surrender from any GPAs or Special DCA account you may have, unless insufficient amounts are available from your subaccounts and/or fixed account. However, you may request specifically surrender from a GPA or Special DCA account. The minimum contract value after partial surrender is $600.


RECEIVING PAYMENT

1 By regular or express mail

o    payable to you;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 By wire

o    request that payment be wired to your bank;

o    bank account must be in the same ownership as your contract; and

o    pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the surrender amount includes a purchase payment check that has not cleared;

     --   the NYSE is closed, except for normal holiday and weekend closings;

     --   trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

TSA -- Special Surrender Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     --   you are at least age 59 1/2;

     --   you are disabled as defined in the Code;

     --   you severed  employment  with the employer who purchased the contract;
          or

     --   the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

o If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV, 5-Year MAV, EEB or EEP. If you change ownership of your contract, we will terminate the EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in "Optional Benefits".) In addition, the terms of the EEB, MAV and the 5-Year MAV will change due to a change of ownership. If the new owner is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over." We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If the new owner is older than age 75, the MAV and 5-Year MAV will terminate. If the MAV or the 5-Year MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV or the 5-Year MAV equal to the account value. Otherwise, the MAV or the 5-Year MAV value will not change due to a change in ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

Benefits in Case of Death -- Standard Death Benefit

We will pay the death benefit to your beneficiary upon your death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner. If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If you are age 75 or younger on the date we issue the contract, the beneficiary receives the greater of:

o contract value, less any purchase payment credits subject to reversal less pro rata portion of rider fees; or

o    purchase payments minus adjusted partial surrenders.

If you are age 76 or older on the date we issue the contract, the beneficiary receives the contract value, less any purchase payment credits subject to reversal, less pro rata portion of rider fees.

Adjusted partial surrenders

                                     PS X DB
                                     -------
                                       CV

    PS = the partial surrender including any applicable surrender charge.

    DB = the death benefit on the date of (but prior to) the partial surrender.

    CV = the contract value on the date of (but prior to) the partial surrender.

Example of standard death benefit calculation when you are age 75 or younger on the contract effective date:

o    You purchase the contract with a payment of $20,000 on Jan. 1, 2003.

o On March 1, 2004 the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

         We calculate the death benefit on March 1, 2004 as follows:

         The total purchase payments minus adjustments for partial surrenders:

         Total purchase payments                                    $20,000

         minus adjusted partial surrenders, calculated as:

         $1,500 x $20,000
         ---------------- =                                         - 1,667
              $18,000                                               -------

         for a death benefit of:                                    $18,333

IF YOU DIE BEFORE YOUR SETTLEMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date that our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities

If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. If your spouse elects to keep the contract as owner, the following describes the standard death benefit:

o If you are age 75 or younger on the date we issue the contract, the beneficiary of your spouse's contract receives the greater of:

     o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

     o   purchase payments minus adjusted partial surrenders.

If you are age 76 or older on the date we issue the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

Qualified annuities

o Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects to treat the contract as his/her own, the following describes the standard death benefit:

o If you are age 75 or younger on the date we issue the contract, the beneficiary of your spouse's contract receives the greater of:

     o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

     o   purchase payments minus adjusted partial surrenders.

If you are age 76 or older on the date we issue the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.

If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

o Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after we receive proof of death; and

     o    payouts begin no later than one year following the year of your death;
          and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

o Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Death benefit payment in a lump sum: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. With certain exceptions, we may deposit this lump sum death benefit payment into a Membership Banking Interest-Checking account on your beneficiary's behalf, unless your beneficiary elects otherwise. This checking account is issued by our affiliate, American Express Bank, FSB and is FDIC insured up to $100,000. Your beneficiary will receive a checkbook to provide access to the death benefit payment.

Optional Death Benefits

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP)

The ROPP is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

o    purchase payments minus adjusted partial surrenders.

Adjusted partial surrenders for the ROPP death benefit

                                     PS X DB
                                     -------
                                       CV

    PS = the partial surrender including any applicable surrender charge.

    DB = the death benefit on the date of (but prior to) the partial surrender.

    CV = the contract value on the date of (but prior to) the partial surrender.

If this ROPP rider is available in your state and you are age 76 or older at contract issue, you may choose to add the ROPP to your contract. Generally, you must elect the ROPP at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the ROPP may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the ROPP for new contracts.

When annuity payouts begin, or if you terminate the contract for any reason other than death, this rider will terminate.

Terminating the ROPP

o You may terminate the ROPP rider within 30 days of the first contract anniversary after the rider effective date.

o You may terminate the ROPP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

o The ROPP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

If you terminate the ROPP, the standard death benefit applies.

For an example, see Appendix B.

If your spouse is the sole beneficiary, he or she may choose to continue the ROPP. In that case, the ROPP rider charges described in "Charges -- ROPP Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the ROPP rider. Your spouse also has the option of discontinuing the ROPP rider within 30 days of the date he or she elects to continue the contract.

NOTE: For special tax considerations associated with the ROPP, see "Taxes."

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)


The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to the GPAs, fixed account or Special DCA account values during the time you have amounts allocated to these accounts. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.


If this MAV rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.

On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value after you reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

o    purchase payments minus adjusted partial surrenders; or

o the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

Terminating the MAV

o You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

o You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

o The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

o The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

For an example, see Appendix B.

In general, if your spouse is the sole beneficiary, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

MAXIMUM FIVE YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-Year MAV)


The 5-Year MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The 5-Year MAV does not provide any additional benefit before the fifth contract anniversary after the rider effective date. The 5-Year MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum five year anniversary value at age 81, the 5-Year MAV rider fee continues to apply until the rider terminates. In addition, the 5-Year MAV does not provide any additional benefit with respect to the GPAs, fixed account or Special DCA account values during the time you have amounts allocated to these accounts. Be sure to discuss with your sales representative whether or not the 5-Year MAV is appropriate for your situation.

If this 5-Year MAV rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the 5-Year MAV to your contract. Generally, you must elect the 5-Year MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the 5-Year MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the 5-Year MAV for new contracts.

On the fifth contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every fifth contract anniversary after that, through age 80, we compare the previous 5-year anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value after you reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

o    purchase payments minus adjusted partial surrenders; or

o the maximum anniversary value as calculated on the most recent fifth contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

Terminating the 5-Year MAV

o You may terminate the 5-Year MAV rider within 30 days of the first contract anniversary after the rider effective date.

o You may terminate the 5-Year MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

o The 5-Year MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

o The 5-Year MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the 5-Year MAV, the standard death benefit applies.

For an example, see Appendix B.

In general, if your spouse is the sole beneficiary, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the 5-Year MAV. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the 5-Year MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the 5-Year MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the 5-Year MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the 5-Year MAV rider, the contract value will be increased to the 5-Year MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

ENHANCED EARNINGS DEATH BENEFIT (EEB)

The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides for reduced benefits if you are age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take required minimum distributions from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEB is appropriate for your situation.

If this EEB rider is available in your state and you are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP. We reserve the right to discontinue offering the EEB for new contracts.

The EEB provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the standard death benefit amount (see "Benefits in Case of Death -- Standard Benefit"), the MAV death benefit amount, if applicable, or the 5-Year MAV death benefit amount, if applicable,

PLUS

o 40% of your earnings at death if you were under age 70 on the rider effective date; or

o 15% of your earnings at death if you were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

Earnings at death for the EEB and EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:

     o the standard death benefit amount, the MAV death benefit amount, or the 5-year MAV death benefit amount if applicable (the "death benefit amount")

     o    minus purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

     o    minus the greater of:

     o the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

     o an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

     o plus any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

     o    the greater of:

     o the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

     o an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

     o plus any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

Terminating the EEB

o You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

o You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

o The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

o The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

For an example, see Appendix B.

In general, if your spouse is the sole beneficiary, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:

o the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

o the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

o the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP)

The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEP provides for reduced benefits if you are age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take required minimum distributions from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEP is appropriate for your situation.

If this EEP rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available under annuities purchased through an exchange. You may not select this rider if you select the EEB. We reserve the right to discontinue offering the EEP for new contracts.

The EEP provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o EEP Part I benefits, which equal the benefits payable under the EEB described above;

PLUS

o EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue not previously surrendered as follows:

                               Percentage if you are                             Percentage if you are
Contract year        under age 70 on the rider effective date           70 or older on the rider effective date
One and Two                               0%                                                0%
Three and Four                           10%                                             3.75%
Five or more                             20%                                              7.5%

Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.

If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.

Another way to describe the benefits payable under the EEP rider is as follows:

o the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit"), the MAV death benefit amount, or 5-Year MAV death benefit amount, if applicable,

PLUS

                 If you are under age 70                            If you are age 70
Contract year    on the rider effective date, add                   or older on the rider effective date, add
     1            Zero                                              Zero
     2            40% x earnings at death (see above)               15% x earnings at death
 3 & 4            40% x (earnings at death + 25% of                 15% x (earnings at death + 25%
                  exchange purchase payment*)                       of exchange purchase payment*)
    5+            40% x (earnings at death + 50% of                 15% x (earnings at death + 50%
                  exchange purchase payment*)                       of exchange purchase payment*)

* Exchange purchase payments are purchase payments exchanged from another contract that are identified at issue and not previously surrendered.

The company is not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.

Terminating the EEP

o You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.

o You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

o The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

o    The EEP rider will terminate in the case of an ownership change.

o The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.

For an example, see Appendix B.

In general, if your spouse is the sole beneficiary, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse has reached age 76 at the time he or she elects to continue the contract, the EEP rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:

o the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

o the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

o the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.

If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV or 5-Year MAV death benefit amount, if applicable,) will apply.

NOTE: For special tax considerations associated with the EEP, see "Taxes."

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date, plus or minus any applicable MVA on GPAs and less any applicable premium tax. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.


Amounts of fixed and variable payouts depend on:

o    the annuity payout plan you select;

o    your age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payout for each $1,000 of contract value according to your age and, when applicable, your sex. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan*:

o Plan A: Life annuity -- no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o Plan B: Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o Plan C: Life annuity -- installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D: Joint and last survivor life annuity -- no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving owner. Payouts end with the death of the second annuitant.

o Plan E: Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.17% and 6.67%, depending on the applicable assumed investment rate. (See "Charges-- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

o in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and a designated beneficiary; or

o over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

* For contracts purchased in Oregon, you cannot apply your contract values to an annuity payout plan during your first contract year.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any surrenders you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

Annuity payouts: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

Surrenders: If you surrender part or all of your nonqualified contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the value of your contract immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or TIN, you can elect not to have any withholding occur. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or TIN, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

Death benefits to beneficiaries: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. Payments made upon the death of the annuitant may be subject to a 10% IRS penalty.

Annuities owned by corporations, partnerships or trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

o    if it is allocable to an investment before Aug. 14, 1982.

Transfer of ownership: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.


Collateral assignment: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund a 401(k) plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

Surrenders: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

Withholding: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA, or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is a minimum distribution required under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death,

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made followig severence from employment after you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only); or

o    to pay certain medical or education expenses (IRAs only).

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

Purchase payment credits: These are considered earnings and are taxed accordingly when surrendered or paid out.

Special considerations if you select one of the death benefit riders (ROPP, MAV, 5-Year MAV, EEB or EEP): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


Collateral assignment: You may not collaterally assign or pledge a qualified annuity.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS Life's tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    make additional subaccounts investing in additional funds;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

ISSUER AND PRINCIPAL UNDERWRITER

IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life conducts a conventional life insurance business.

IDS Life is a wholly-owned subsidiary of AEFC, which itself is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates, and a broad range of financial management services.

We are the sole distributor of the contract. We pay time-of-sale commissions of up to 7.75% of purchase payments on the contract as well as service/trail commissions of up to 1.25% based on annual total contract value for as long as the contract remains in effect. These commissions compensate our sales representative and field leadership for selling and servicing the contract and help pay for other distribution expenses. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including, for example, the mortality and expense risk charge and surrender charges. We also receive some of the 12b-1 distribution fees that you may pay in connection with certain funds to help us pay commissions and other distribution expenses.

LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

In November 2002, we were named in a purported class action entitled John Haritos, et al. v. American Express Financial Advisors, Inc. et al., No. 02 2255, United States District Court, District of Arizona. The complaint originally named IDS Life as a defendant, but we were dismissed when plaintiffs chose to file an Amended Complaint not naming IDS Life. This action alleges that defendants violated the Investment Advisers Act of 1940, 15 U.S.C., in the sale of financial plans and various products including those of IDS Life Insurance Company. The complaint seeks certification of a nationwide class, restitution, injunctive relief, and punitive damages. Defendants have moved to dismiss the action and that motion is pending.

We and our subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


Additional Information About IDS Life

SELECTED FINANCIAL DATA

The following selected financial data for IDS Life and its subsidiaries should be read in conjunction with the consolidated financial statements and notes.

                                                    Six months ended
                                    June 30, 2004     June 30, 2003
(thousands)                          (unaudited)       (unaudited)    2002(1)      2001(1)         2000            1999
Premiums                                             $   349,001  $   334,477  $   314,843     $   287,498    $   255,427
Net investment income                                  1,705,530    1,561,856    1,485,688       1,730,605      1,919,573
Net realized gain (loss) on investments                    4,100       (4,507)    (649,752)        (16,975)        26,608
Other                                                    920,617      930,495      965,847       1,036,295        885,102
Total revenues                                       $ 2,979,248  $ 2,822,321  $ 2,116,626     $ 3,037,423    $ 3,086,710
Income (loss) before income taxes and cumulative
  effect of accounting change                        $   574,539  $   470,007  $  (188,957)    $   807,264    $   904,317
Income (loss) before cumulative
  effect of accounting change                            507,594      382,181      (43,735)        585,637        636,453
Cumulative effect of accounting change
  (net of income taxes)                                   44,463           --      (21,416)             --             --
Net income (loss)                                    $   552,057  $   382,181  $   (65,151)    $   585,637    $   636,453
Total assets                                         $65,942,702  $59,638,635  $57,895,900     $60,450,203    $64,441,538

(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.

Results of Operations for the Six Months Ended June 30, 2004 and 2003

[ to be filed by Amendment]

Results of Operations for the Six Months Ended June 30, 2002 and 2001

[ to be filed by Amendment]

MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

IDS Life follows accounting principles generally accepted in the United States
(GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Results of Operations for the Years
Ended December 31, 2003 and 2002

IDS Life's 2003 income before accounting change rose 33 percent to $507.6 million. IDS Life's net income increased 44 percent to $552.1 million in 2003, up from $382.2 million in 2002. Among other things described below, IDS Life's 2003 results reflect a $41.3 million reduction in tax expense due to adjustments related to the finalization of the 2002 tax return filed during the third quarter of 2003 and the publication of favorable technical guidance related to the taxation of dividend income.

Results for 2003 also reflect the impact of IDS Life's adoption of Financial Accounting Standard Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," revised December 2003 (FIN 46), which addresses the consolidation of variable interest entities (VIEs). The impact of the FIN 46 adoption is discussed in more detail below.

Revenues

Total revenues increased 6 percent in 2003 primarily due to higher net investment income and disability income premium revenues, together with net realized gains on investments versus net realized losses in 2002, partially offset by lower management and other fee revenues.

Net investment income increased 9 percent in 2003 as higher levels of invested assets and the effect of appreciation in the S&P 500 on the value of options hedging equity indexed annuities this year versus depreciation last year, which was offset in interest credited expenses. The positive effects of the foregoing were partially offset by a lower average yield on IDS Life's invested assets. Total premium revenue increased $14.5 million reflecting a higher number of disability income and traditional life insurance policies.

Net realized gain (loss) on investments was $4.1 million in 2003 compared to ($4.5 million) in 2002. In 2003, $257.1 million of investment gains, were partially offset by $253.0 million of impairments and losses. Included in these total investment gains and losses were $255.3 million of gross realized gains and $135.5 million of gross realized losses from the sales of securities, as well as $102.6 million of other-than-temporary investment impairment losses, classified as Available-for-Sale. In 2002, $300.4 million of investment gains were more than offset by $304.9 million of impairments and losses. Included in these total investment gains and losses were $297.6 million of gross realized gains and $137.4 million of gross realized losses from the sales of securities, as well as $144.1 million of other-than-temporary investment impairment losses (including $45 million related to directly-held WorldCom debt holdings), classified as Available-for-Sale.

Management and other fee revenues decreased $14.3 million, or 4 percent, as a result of lower average market values of separate account assets throughout the full year of 2003 compared to 2002. While equity markets increased in the second half of 2003, average market values of separate account assets for the full year of 2003 remained below 2002 levels. For 2003 and 2002, IDS Life provided mutual fund management services for many of the mutual funds available as investment options within IDS Life's variable annuity and variable life insurance products. IDS Life also receives mortality and expense risk fees from the separate accounts based on asset levels.

Expenses

Total death and other benefit expenses increased $3.4 million, or 1 percent, reflecting increased claims on long-term care and universal-life type policies, partially offset by lower costs related to guaranteed minimum death benefits
(GMDB). The 2003 increase also reflects the 2002 benefit of $7 million ($4 million after-tax), which resulted from a reversal of a portion of the 2001 September 11th related reserves as a result of lower than previously anticipated insured loss claims.

Disability and long-term care insurance liability for future policy benefit expenses increased $7.9 million, or 6 percent, reflecting increases in underlying policies in force.

Interest credited on investment contracts and universal-life type insurance increased $67.3 million, or 6 percent, due to higher average in force levels of both annuities and insurance products and the effect of appreciation in the S&P 500 on equity indexed annuities in 2003 versus depreciation in 2002, partially offset by the benefit of lower interest crediting rates on both fixed annuity and fixed life insurance contract values reflecting the relatively lower interest rate environment during 2003.

Amortization expense of deferred policy acquisition costs (DAC) decreased $47.5 million, or 14 percent, reflecting a net $18.0 million increase in DAC amortization expense in the third quarter of 2002, and a net $1.8 million decrease in DAC amortization expense in the third quarter of 2003, both as a result of IDS Life's annual third quarter review of various DAC assumptions and practices. Additionally, DAC amortization expense in 2003 was favorably impacted by recently improved equity market performance during 2003 as compared with 2002. Faster-than-assumed growth in customer asset values associated with IDS Life's variable annuity and insurance products resulted in a decrease in DAC amortization expense during 2003, whereas declines in variable annuity and insurance customer asset values resulted in an increase in DAC amortization expense during 2002. See the DAC section below for further discussion of DAC and related adjustments.

Other insurance and operating expenses increased $26.4 million, or 6 percent, due to the unfavorable impact of fewer capitalized costs due to the ongoing impact of the third quarter 2002 comprehensive review of DAC-related practices. The change in investment manager of the proprietary mutual funds underlying IDS Life's separate account products, more fully described above, has the effect of reducing operating expenses as the agreement to compensate AEFC for investment sub-advisory services was terminated at the same time the investment manager change was put into effect.

IDS Life's 2003 income tax provision reflects a $41.3 million reduction in tax expense resulting from adjustments related to the finalization of the 2002 tax return filed during the third quarter of 2003 and publication of favorable technical guidance related to the taxation of dividend income. Partially offsetting this reduction in tax expenses was the after-tax impact of realized losses from sales of mortgage-backed securities as IDS Life made adjustments to the level of such investments during the third quarter of 2003, such that mortgage-backed securities were 32 percent of IDS Life's overall investment portfolio at December 31, 2003 compared to 43 percent at December 31, 2002.

As described more fully in the "Liquidity and Capital Resources" section below, the consolidation of FIN 46-related entities resulted in a cumulative effect of accounting change that increased net income through a non-cash gain of $44.5 million ($68.4 million pretax) related to the consolidation of three secured loan trusts (SLTs).

Results of Operations for the Years
Ended December 31, 2002 and 2001

Net income was $382.2 million in 2002, compared to a net loss of ($65.2 million) in 2001. Income before income tax provision was $470.0 million in 2002, compared with a loss before income tax benefit and cumulative effect of accounting change of ($189.0 million) in 2001. This favorable change from 2001 to 2002 was primarily a result of the 2001 writedown and sale of high-yield securities that reduced risk within the investment portfolio, as explained below.

Revenues

Total revenues increased by 33 percent to $2.8 billion in 2002, compared with $2.1 billion in 2001. The increase was primarily due to higher net investment income and lower levels of realized losses, primarily reflecting the impact of the 2001 high-yield securities' realized losses. In addition, invested assets were higher in 2002. Insurance premiums and policyholder and contractholder charges also increased. Partially offsetting were declines in management and other fees, as separate account assets dropped 20 percent from 2001 levels.

Net investment income, the largest component of revenues, increased by $76.2 million from 2001. This increase primarily reflects the effect of credit related yield adjustments on fixed maturity investments in 2001 and higher invested asset levels in 2002, which were somewhat offset by lower portfolio yields in 2002, driven by investment portfolio repositioning as described below. Investment income also benefited from the effect of less depreciation in the S&P 500 in 2002 on the value of options hedging outstanding equity indexed annuities, which is offset in the related provisions for losses and benefits.

Contractholder and policyholder charges increased 7 percent to $525.7 million in 2002, compared with $492.4 million in 2001. This increase relates to the 10 percent growth in total life insurance inforce, which grew to $119 billion at December 31, 2002.

Management and other fees decreased 14 percent to $404.8 million in 2002, compared with $473.4 million in 2001. This decrease was primarily due to lower levels of average separate account assets, resulting primarily from market depreciation of equity securities as weak equity markets continued throughout 2002. For 2002 and 2001, IDS Life provided investment management services for many of the mutual funds that are available as investment options for variable annuities and variable life insurance.

Net realized losses on investments were ($4.5 million) in 2002, compared to net realized losses of ($649.8 million) in 2001. The 2002 net realized losses on investments reflect ($146 million) from impairments recognized on Available-for-Sale securities (including $45 million related to directly-held WorldCom debt holdings). The net realized loss for 2001 was comprised of a ($143 million) pretax net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a ($227 million) writedown in the second quarter to recognize the impact of higher default rate assumptions on certain structured investments; a ($262 million) writedown of lower-rated securities (most of which were sold during
2001) in the second quarter of 2001 primarily in connection with IDS Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and ($18 million) of other net losses primarily related to the sale and write-down of other investments.

Expenses

Total benefits and expenses were $2.4 billion in 2002 and $2.3 billion in 2001. The largest component of expenses, interest credited to policyholder accounts for universal life-type insurance and investment contracts, increased 1 percent to $1.2 billion, reflecting the growth in fixed annuities in force and the effect of less depreciation in the S&P 500 on equity indexed annuities, partially offset by lower interest crediting rates from the lower interest rate environment. The $39.9 million increase in total death and other benefits reflects higher insurance claims and a significant increase in guaranteed minimum death benefits on variable annuity contracts with $37.4 million expensed in 2002 versus $16.2 million in 2001. 2001's results also include an $11 million charge for anticipated insured loss claims from the September 11th terrorist attacks while 2002 results include a $7 million reversal of a portion of these reserves as a result of lower than anticipated insured loss claims. Amortization of DAC decreased to $335.7 million in 2002, compared to $376.0 million in 2001. The decrease in 2002's amortization was primarily from the $67 million amortization increase in the first quarter of 2001 of DAC for variable annuity and insurance products as a result of the significant decline in equity-based separate account values and the associated fee revenues. In addition, during the third quarter of 2002 IDS Life completed a comprehensive review of its DAC related practices that resulted in a net increase in DAC amortization, as described below.

Other insurance and operating expenses increased to $426.5 million in 2002, compared to $397.2 million in 2001. This increase was primarily due to lower levels of expenses deferred in 2002 as described below and from business growth and technology costs related to growth initiatives.

Deferred policy acquisition costs

For IDS Life's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, IDS Life took actions in both 2003 and 2002 that impacted DAC balance and expenses.

In the third quarter of 2003, based on its detailed review, IDS Life took certain actions that resulted in a net $1.8 million DAC amortization expense reduction reflecting:

o A $106 million DAC amortization reduction resulting from extending 10-15 year amortization periods for certain Flex Annuity contracts to 20 years.

o A $92 million DAC amortization increase resulting from the recognition of a premium deficiency on IDS Life's Long-Term Care (LTC) business.

o A $12 million net DAC amortization increase across IDS Life's universal life, variable universal life and fixed and variable annuity products.

In the third quarter of 2002, IDS Life completed a comprehensive review of its DAC-related practices and took actions that resulted in a net $44 million increase in expenses reflecting:

o A $173 million DAC amortization increase resulting from resetting the customer asset value growth rate assumptions for variable annuity and variable life products to anticipate near-term and long-term growth at an annual rate of 7%.

o A $155 million DAC amortization reduction from revising certain mortality and persistency assumptions for universal and variable universal life insurance products and fixed and variable annuity products to better reflect actual experience and future expectations.

o A $26 million operating expense increase from the revision of the types and amounts of costs deferred, in part to reflect the impact of advisor platform changes and the effects of related reengineering. This revision, which resulted in an increase in ongoing expenses, continued to impact 2003 results.

DAC balances for various insurance and annuity products sold by IDS Life are set forth below:

December 31, (Millions)                        2003              2002
Life and health insurance                     $1,602           $1,654
Annuities                                      2,013             1,655
Total                                         $3,615           $3,309

Certain Critical Accounting Policies

IDS Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to reserves for investment securities valuation, deferred acquisition costs and liabilities for future policy benefits.

Investment securities valuation

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, IDS Life had net unrealized pretax gains on Available-for-Sale securities of $697.8 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $146.3 million in gross unrealized losses that related to $8.2 billion of securities (excluding structured investments), of which only $3.4 million has been in a continuous unrealized loss position for 12 months or more. IDS Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

IDS Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $12 million based on underlying investments as of December 31, 2003.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life and health insurance products. For annuity and life and health insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of the interest margins associated with the products.

For annuity and life and health insurance products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate premiums, estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for IDS Life's annuity business are typically 10 to 25 years, while projection periods for IDS Life's life and health insurance products are often 50 years or longer. Management regularly monitors financial market conditions and compares actual policyholder behavior experience to its assumptions. For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life and health insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC is not recoverable.

For annuity and life and health insurance products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. IDS Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, IDS Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If IDS Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $40 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

Liabilities for Future Policy Benefits

Liabilities for reported and unpaid life insurance claims are equal to the death benefits payable. For disability income and long-term care claims, unpaid claim liabilities are equal to benefit amounts due and accrued. Liabilities for incurred but not reported claims are estimated based on periodic analysis of the actual reported claim lag. Where applicable, amounts recoverable from reinsurers are separately recorded as receivables. For life insurance, no claim adjustment expense reserve is held. The claim adjustment expense reserves for disability income and long-term care are based on the claim reserves.

Liabilities for fixed and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 9.5%, depending on year of issue, with an average rate of approximately 6.3%.

Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables, with modifications based on IDS Life's experience. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on level term and cash value plans generally anticipated to be better than persistency on yearly renewable term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income policy reserves are 7.5% at policy issue and grade to 5% over 5 years. Anticipated interest rates for long-term care policy reserves are currently 5.9% grading up to 8.9% over 30 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%, with an average rate of approximately 5.7%. IDS Life issues only non-participating life insurance contracts and does not issue short duration life insurance liabilities.

Impact of Recent Market-Volatility on Results of Operations

Various aspects of IDS Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, management and other fee revenues, structured investments and GMDBs. The direction and magnitude of the changes in equity markets can increase or decrease DAC amortization expense levels and management and other fee revenues and correspondingly affect results of operations in any particular period. Similarly, the value of IDS Life's structured investment portfolio and derivatives resulting from the consolidation of certain secured loan trusts are impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations. See discussion of structured investments and consolidated derivatives below.

The majority of the variable annuity contracts offered by IDS Life contain GMDB provisions. The standard GMDB provision in the "flagship" variable annuity product offered by IDS Life Insurance Company and IDS Life of New York throughout 2003, American Express Retirement Advisor Advantage? Variable Annuity, provides that if the contract owner and annuitant are age 80 or younger on the date of death, the beneficiary will receive the greatest of (i) the contract value on the date of death, (ii) purchase payments minus adjusted partial surrenders, or (iii) the contract value as of the most recent sixth contract anniversary, plus purchase payment and minus adjusted partial surrenders since that anniversary.

To the extent that the GMDB is higher than the current account value at the time of death, IDS Life incurs a benefit cost. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, IDS Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002 were $31.5 million and $37.4 million, respectively. IDS Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, IDS Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements.

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, IDS Life continues to evaluate its impact. Current estimates of applying SOP 03-1, partially offset by related impacts to DAC balances, would reduce first quarter 2004 net income by approximately $30 million.

IDS Life's annuity and life products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 5%. To the extent the yield on IDS Life's invested asset portfolio declines below its target spread plus the minimum guarantee, IDS Life's profitability would be negatively affected.

For long-term profitability, it is crucial to ensure adequate pricing to cover risks, and to accumulate adequate reserves. Reserves are a measure of the assets IDS Life estimates are needed to adequately provide for future benefits and expenses. Such reserves are discussed in more detail in the "Certain Critical Accounting Policies" section below.

Liquidity and Capital Resources

The liquidity requirements of IDS Life are generally met by funds provided by premiums, investment income, proceeds from sales of investments as well as maturities, periodic repayments of investment principal and capital contributions from AEFC. The primary uses of funds are policy benefits, commissions and operating expenses, policy loans, dividends and investment purchases. IDS Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

IDS Life has available lines of credit with AEFC aggregating $200 million ($100 million committed and $100 million uncommitted). There were no line of credit borrowings outstanding with AEFC at December 31, 2003. At December 31, 2003, IDS Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

IDS Life's total assets and liabilities increased in 2003 primarily due to higher investments, client contract reserves and separate account assets and liabilities, which increased mainly as a result of market appreciation. Investments primarily include corporate bonds and obligations and mortgage and other asset-backed securities. IDS Life's corporate bonds and obligations securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $4.6 billion and $4.8 billion of mortgage loans on real estate, policy loans and other investments at December 31, 2003 and 2002, respectively. Investments are principally funded by sales of annuities and insurance and by reinvested income.

At December 31, 2003 and based on amortized costs, approximately 9 percent of IDS Life's investments in Available-for-Sale fixed maturity securities were below investment grade. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. IDS Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

Assets consolidated as a result of the December 31, 2003 adoption of FIN 46 were $907 million. The newly consolidated assets consisted of $834 million of cash and $73 million of derivatives, essentially all of which are restricted. The effect of consolidating these assets on IDS Life's balance sheet was offset by IDS Life's previously recorded carrying values of its investment in the three secured loan trusts ("SLTs"), which totaled $673 million and $166 million of newly consolidated liabilities.

The consolidation of FIN 46-related entities resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax) related to the consolidation of the three SLTs.

The initial gain related to the application of FIN 46 for the three SLTs had no cash flow effect on IDS Life. To the extent losses are incurred on the three SLTs, charges could be incurred that may or may not be reversed. Taken together over the lives of the structures through their maturity, IDS Life's maximum cumulative exposure to pretax loss as a result of its investment in these entities is represented by the carrying value prior to adoption of FIN 46, which was $673 million for the three SLTs, as well as the $68.4 million pretax non-cash gain recorded upon consolidation of the three SLTs.

During 2003, IDS Life continued to hold investments in CDOs, some of which are also managed by an affiliate, and were not consolidated pursuant to the adoption of FIN 46 as IDS Life was not considered a primary beneficiary. IDS Life invested in CDOs as part of its investment strategy in order to offer a competitive rate to contractholders' accounts. IDS Life's exposure as an investor is limited solely to its aggregate investment in the CDOs, and it has no obligations or commitments, contingent or otherwise, that could require any further funding of such investments. As of December 31, 2003, the carrying values of the CDO residual tranches, managed by an affiliate, were $5 million. IDS Life also has an interest in a CDO securitization described below, as well as an additional $24 million in rated CDO tranches managed by a third party. CDOs are illiquid investments. As an investor in the residual tranche of CDOs, IDS Life's return correlates to the performance of portfolios of high-yield bonds and/or bank loans.

The carrying value of the CDOs, as well as derivatives recorded on the balance sheet as a result of consolidating the three SLTs, and IDS Life's projected return are based on discounted cash flow projections that require a significant degree of management judgment as to assumptions primarily related to default and recovery rates of the high-yield bonds and/or bank loans either held directly by the CDO or in the reference portfolio of the SLT and, as such, are subject to change. Although the exposure associated with IDS Life's investment in CDOs is limited to the carrying value of such investments, they have significant volatility associated with them because the amount of the initial value of the loans and/or other debt obligations in the related portfolios is significantly greater than IDS Life's exposure. In addition, the derivatives recorded as a result of consolidating certain SLTs under FIN 46 are valued based on the expected performance of a reference portfolio of high-yield loans. As previously mentioned, the exposure to loss related to these derivatives is represented by the $673 million carrying value of the SLTs prior to adoption of FIN 46 and the $68.4 million pretax non-cash gain recorded upon consolidation. Deterioration in the value of the high-yield bonds or bank loans would likely result in deterioration of IDS Life's investment return with respect to the relevant CDO or consolidated derivative, as the case may be. In the event of significant deterioration of a portfolio, the relevant CDO or SLT structure containing the consolidated derivative may be subject to early liquidation, which could result in further deterioration of the investment return or, in severe cases, loss of the CDO or consolidated derivative carrying amount. See Note 1 to the Consolidated Financial Statements.

During 2001, IDS Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $675.3 million, into a securitization trust. In return, IDS Life received $89.5 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $585.8 million. As of December 31, 2003, the retained interests had a carrying value of $518.0 million, of which $381.7 million is considered investment grade. IDS Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

IDS Life holds reserves for current and future obligations related to fixed annuities and life and health insurance. Reserves for fixed annuities and universal life contracts are equal to the underlying contract accumulation values. Reserves for other life and health insurance products are based on various assumptions, including mortality rates, morbidity rates and policy persistency.

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contract holders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. IDS Life earns fees from the related accounts.

The National Association of Insurance Commissioners (NAIC) has prescribed Risk-Based Capital (RBC) requirements for insurance companies. The RBC requirements are to be used as minimum capital and surplus requirements by the NAIC and state insurance regulators to identify companies that merit further regulatory attention. At December 31, 2003, each of IDS Life's insurance companies had adjusted capital and surplus in excess of amounts requiring such attention.

State insurance statutes also contain limitations as to the amount of dividends and distributions that insurers may make without providing prior notification to state regulators. For IDS Life, any dividends or distributions in 2004, whose amount, together with that of other distributions made within the preceding 12 months, exceeds IDS Life's 2003 statutory net gain from operations, would require notification to the Minnesota Commissioner of Commerce who would have the option to disapprove the proposed distribution based on consideration of general solvency as well as RBC results.

Contingent Liquidity Planning

AEFC has developed a contingent funding plan that enables IDS Life to meet daily customer obligations during periods in which its customers do not roll over maturing certificate contracts and elect to withdraw funds from their annuity and insurance contracts. This plan is designed to ensure that IDS Life could meet these customer withdrawals by selling or obtaining financing, through repurchase agreements, of portions of its investment securities portfolio.

Risk Management

At IDS Life, interest rate exposures arise primarily within the fixed account portion of its annuity and insurance products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, IDS Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the interest crediting rate reset interval on customer liabilities. Additionally, IDS Life has entered into interest rate swaptions with notional amounts totaling $1.2 billion to hedge the impact of increasing interest rates.

The negative effect on IDS Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book of business at December 31, 2003 and 2002 would be approximately $19.6 million and $10.7 million for 2003 and 2002, respectively.

IDS Life has two primary exposures to the general level of equity markets. One exposure is that IDS Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of IDS Life's fee revenues to the general performance of equity markets, IDS Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets. The second exposure is that IDS Life writes and purchases index options to manage the margin related to certain annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the annuity product's term. At December 31, 2003, equity-based derivatives with a net notional amount of $257.6 million were outstanding to hedge the margin related to certain annuity products that pay interest based upon the relative change in a major stock market index.

The negative effect on IDS Life's pretax earnings of a 10 percent decline in equity markets would be approximately $39.3 million and $23.0 million based on annuity and insurance business inforce and equity index options as of December 31, 2003 and 2002, respectively.

IDS Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide IDS Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. IDS Life does not trade in securities to generate short-term profits for its own account.

AEFC's Balance Sheet Management Committee along with American Express Company's Enterprisewide Risk Management Committee regularly review models projecting various interest rate scenarios and risk/return measures and their effect on the profitability of IDS Life. The committees' objectives are to structure their investment security portfolios based upon the type and behavior of the products in the liability portfolios to achieve targeted levels of profitability within defined risk parameters and to meet contractual obligations. Part of the committees' strategies include the use of derivatives, such as equity market-related derivatives and interest rate caps, swaps and floors, for risk management purposes.

Forward-Looking Statements

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. IDS Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from IDS Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in IDS Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect IDS Life against losses; negative changes in IDS Life Insurance Company's and its four life insurance company subsidiaries' credit ratings; increasing competition in all IDS Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving SLTs that IDS Life invests in which could affect both IDS Life's balance sheet and results of operations; and outcomes of litigation.

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by IDS Life (including its subsidiaries) with the SEC under the 1934 Act is incorporated by reference into this prospectus.

IDS Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact IDS Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on IDS Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling IDS Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.

Experts

[to be filed by Amendent]

Financial Statements

[ to be filed by Amendment]

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts..............................p.   3

Rating Agencies..........................................p.   4

Principal Underwriter....................................p.   4

Independent Auditors.....................................p.   4

Financial Statements

Appendices


The purpose of these appendices is to illustrate the operation of various contract features and riders. In order to demonstrate these contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, fixed account and the fees and charges that apply to your contract.

Appendix A: Example -- Market Value Adjustment (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early surrenders."

General Examples

Assumptions:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year

Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations

The precise MVA formula we apply is as follows:

Early surrender amount x [( 1 + i )(to the power of n/12) - 1]= MVA
                          ------------------------------
                                 1 + j + .001

Where   i = rate earned in the GPA from which amounts are being transferred or surrendered.

        j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).

        n = number of months remaining in the current Guarantee Period
            (rounded up to the next month).

Examples -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

Example 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%.

Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

$1,000 x [( 1.030 ) (to the power of 84/12) - 1]= -$39.84
-------------------------------------------
          1 + .035 + .001

In this example, the MVA is a negative $39.84.

Example 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%.

Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

$1,000 x [( 1.030 ) (to the power of 84/12) - 1]= $27.61
-------------------------------------------
              1 + .025 + .001

In this example, the MVA is a positive $27.61.

We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

Appendix B: Example -- Surrender Charges


Full surrender charge calculation -- ten-year surrender charge schedule:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA Advantage Plus contract with a ten-year surrender charge schedule with the following history:

o    we receive a single $100,000 purchase payment on Jan. 1, 2004; and

o you surrender the contract for its total value on July 1, 2007. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

o    you have made no surrenders prior to July 1, 2007.

We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                           Contract      Contract
                                                                           with Gain     with Loss
                              Contract Value at time of full surrender:      $120,000.00    $80,000.00

                                   Contract Value on prior anniversary:       115,000.00     85,000.00

STEP 1. We determine the Free Amount (FA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:

                                              Earnings in the Contract:        20,000.00          0.00

                         10% of the prior anniversary's contract value:        11,500.00      8,500.00
                                                                               ---------      --------
                                                           Free Amount:        20,000.00      8,500.00

STEP 2. We determine the FA that is from Purchase Payments:

                                                           Free Amount:        20,000.00      8,500.00

                                              Earnings in the contract:        20,000.00          0.00

                        Purchase Payments being Surrendered Free (PPF):             0.00      8,500.00

STEP 3. We calculate the Premium Ratio (PR):

                              PR = [WD-FA] / [CV-FA]

                                                                   WD =       120,000.00     80,000.00    = the amount of
                                                                                                            the surrender

                                                                   FA =        20,000.00      8,500.00    = the free amount, step1

                                                                   CV =       120,000.00     80,000.00    = the contract value at
                                                                                                            the time of the
                                                                                                            surrender

                                                                   PR =             100%          100%

STEP 4. We calculate Chargeable Purchase Payments  being Surrendered (CPP):

                              CPP = PR x (PP-PPF)

                                                                   PR =             100%          100%    = premium ratio, step 3

                                                                   PP =       100,000.00    100,000.00    = purchase payments not
                                                                                                            previously surrendered

                                                                  PPF =             0.00      8,500.00    = purchase payments being
                                                                                                            surrendered free, step 2

                                                                  CPP =       100,000.00     91,500.00

STEP 5. We calculate the Surrender Charges:

                                          Chargeable Purchase Payments:       100,000.00     91,500.00

                                           Surrender Charge Percentage:               7%            7%

                                                      Surrender Charge:         7,000.00      6,405.00

STEP 6. We calculate the Net Surrender Value:                                 120,000.00     80,000.00

                                            Contract Value Surrendered:        (7,000.00)    (6,405.00)

                        Contract Charge (assessed upon full surrender):           (30.00)       (30.00)

                                           Net Full Surrender Proceeds:       112,970.00     73,565.00

Partial surrender charge calculation -- ten-year surrender charge schedule:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA Advantage Plus contract with a ten-year surrender charge schedule with the following history:

o    we receive a single $100,000 purchase payment on Jan. 1, 2004; and

o you request a partial surrender of $50,000 on July 1, 2007. The surrender charge percentage is 7.0%; and

o    you have made no surrenders prior to July 1, 2007.

We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                           Contract      Contract
                                                                           with Gain     with Loss

                           Contract Value at time of partial surrender:   $120,000.00  $80,000.00

                                   Contract Value on prior anniversary:    115,000.00   85,000.00

Step 1. We determine the Free Amount (FA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:

                                              Earnings in the contract:     20,000.00        0.00

                         10% of the prior anniversary's contract value:     11,500.00    8,500.00
                                                                            ---------    --------
                                                           Free Amount:     20,000.00    8,500.00

Step 2. We determine the Amount Free that is from Purchase Payments:

                                                           Free Amount:     20,000.00    8,500.00

                                              Earnings in the contract:     20,000.00        0.00

                        Purchase Payments being Surrendered Free (PPF):          0.00    8,500.00

Step 3. We calculate the Premium Ratio (PR):

                                                 PR = [WD-FA] / [CV-FA]

                                                                   WD =     50,000.00   50,000.00  = the amount of the surrender

                                                                   FA =     20,000.00    8,500.00  = the free amount, step 1

                                                                   CV =    120,000.00   80,000.00  = the contract value at the time
                                                                                                     of surrender

                                                                   PR =         30%         58%    = the premium ratio

Step 4. We calculate the Chargeable Purchase Payments being Surrendered (CPP):

                                                 CPP = PR x (PP -- PPF)

                                                                   PR =         30%         58%    = premium ratio, step 3

                                                                   PP =    100,000.00  100,000.00  = purchase payments not
                                                                                                     previously surrendered

                                                                  PPF =          0.00    8,500.00  = purchase payments being
                                                                                                     surrendered free, step 2

                                                                  CPP =     30,000.00   53,108.39  = chargeable purchase payments
                                                                                                     being surrendered

Step 5. We calculate the Surrender Charges:

                                          Chargeable Purchase Payments:     30,000.00   53,108.39.00

                                           Surrender Charge Percentage:          7%          7%

                                                      Surrender Charge:      2,100       3,718

Step 6. We calculate the Net Surrender Value:

                                            Contract Value Surrendered:     50,000.00   50,000.00

                                                      Surrender Charge:     (2,100.00)  (3,717.00)

                                           Net Full Surrender Proceeds:     47,900.00   46,282.41

Full surrender charge calculation -- three-year surrender charge schedule:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA Select Plus contract with a three-year surrender charge schedule with the following history:

o    we receive a single $100,000 purchase payment on Jan. 1, 2004; and

o you surrender the contract for its total value on July 1, 2005. The surrender charge percentage in the year after a purchase payment is 7.0%; and

o    you have made no surrenders prior to July 1, 2005.

We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                           Contract      Contract
                                                                           with Gain     with Loss

                              Contract Value at time of full surrender:   $120,000.00  $80,000.00

                                   Contract Value on prior anniversary:    115,000.00   85,000.00

Step 1. We determine the Free Amount (FA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:

                                              Earnings in the Contract:     20,000.00        0.00

                         10% of the prior anniversary's contract value:     11,500.00    8,500.00
                                                                            ---------    --------
                                                           Free Amount:     20,000.00    8,500.00

Step 2. We determine the FA that is from Purchase Payments:

                                                           Free Amount:     20,000.00    8,500.00

                                              Earnings in the contract:     20,000.00        0.00

                        Purchase Payments being Surrendered Free (PPF):          0.00    8,500.00

Step 3. We calculate the Premium Ratio (PR):

                              PR = [WD-FA] / [CV-FA]

                                                                   WD =    120,000.00   80,000.00  = the amount of the surrender

                                                                   FA =     20,000.00    8,500.00  = the free amount, step1

                                                                   CV =    120,000.00   80,000.00  = the contract value at the time
                                                                                                     of the surrender

                                                                   PR =        100%        100%

Step 4. We calculate Chargeable Purchase Payments being Surrendered (CPP):

                              CPP = PR x (PP-PPF)

                                                                   PR =        100%        100%    = premium ratio, step 3

                                                                   PP =    100,000.00  100,000.00  = purchase payments not
                                                                                                     previously surrendered

                                                                  PPF =          0.00    8,500.00  = purchase payments being
                                                                                                     surrendered free, step 2

                                                                  CPP =    100,000.00   91,500.00

Step 5. We calculate the Surrender Charges:

                                          Chargeable Purchase Payments:    100,000.00   91,500.00

                                           Surrender Charge Percentage:          7%          7%

                                                      Surrender Charge:      7,000.00    6,405.00

Step 6.                           We calculate the Net Surrender Value:    120,000.00   80,000.00

                                            Contract Value Surrendered:     (7,000.00)  (6,405.00)

                        Contract Charge (assessed upon full surrender):        (30.00)     (30.00)

                                           Net Full Surrender Proceeds:    112,970.00   73,565.00

Partial surrender charge calculation -- three-year surrender charge schedule:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA Select Plus contract with a three-year surrender charge schedule with the following history:

o    we receive a single $100,000 purchase payment on Jan. 1, 2004; and

o you request a partial surrender of $50,000 on July 1, 2005. The surrender charge percentage is 7.0%; and

o    you have made no surrenders prior to July 1, 2005.

We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                           Contract      Contract
                                                                           with Gain     with Loss

                           Contract Value at time of partial surrender:   $120,000.00  $80,000.00

                                   Contract Value on prior anniversary:    115,000.00   85,000.00

Step 1. We determine the Free Amount (FA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:

                                              Earnings in the contract:     20,000.00        0.00

                         10% of the prior anniversary's contract value:     11,500.00    8,500.00
                                                                            ---------    --------
                                                           Free Amount:     20,000.00    8,500.00

Step 2. We determine the Amount Free that is from Purchase Payments:

                                                           Free Amount:     20,000.00    8,500.00

                                              Earnings in the contract:     20,000.00        0.00

                        Purchase Payments being Surrendered Free (PPF):          0.00    8,500.00

Step 3. We calculate the Premium Ratio (PR):

                              PR = [WD-FA] / [CV-FA]

                                                                   WD =     50,000.00   50,000.00  = the amount of the surrender

                                                                   FA =     20,000.00    8,500.00  = the free amount, step 1

                                                                   CV =    120,000.00   80,000.00  = the contract value at the time
                                                                                                     of surrender

                                                                   PR =         30%         58%    = the premium ratio

Step 4. We calculate the Chargeable Purchase Payments being Surrendered (CPP):

                                                 CPP = PR x (PP -- PPF)

                                                                   PR =         30%         58%    = premium ratio, step 3

                                                                   PP =    100,000.00  100,000.00  = purchase payments not
                                                                                                     previously surrendered

                                                                  PPF =          0.00    8,500.00  = purchase payments being
                                                                                                     surrendered free, step 2

                                                                  CPP =     30,000.00   53,108.39  = chargeable purchase payments
                                                                                                     being surrendered

Step 5. We calculate the Surrender Charges:

                                          Chargeable Purchase Payments:     30,000.00   53,108.39.00

                                           Surrender Charge Percentage:          7%          7%

                                                      Surrender Charge:      2,100       3,718

Step 6. We calculate the Net Surrender Value:

                                            Contract Value Surrendered:     50,000.00   50,000.00

                                                      Surrender Charge:     (2,100.00)  (3,717.00)

                                           Net Full Surrender Proceeds:     47,900.00   46,282.41


Appendix C: Example -- Optional Death Benefits


Example -- ROPP Death Benefit

o You purchase the contract (with the ROPP rider) with a payment of $20,000 on Jan. 1, 2003.

o On March 1, 2004 the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

         We calculate the death benefit on March 1, 2004 as follows:

         The total purchase payments minus adjustments for partial surrenders:

         Total purchase payments                                        $20,000

         minus adjusted partial surrenders, calculated as:

         $1,500 x $20,000
         ---------------- =                                             - 1,667
              $18,000                                                   --------

         for a death benefit of:                                        $18,333

Example -- MAV Death Benefit

o You purchase the contract (with the MAV rider) with a payment of $20,000 on Jan. 1, 2003.

o On Jan. 1, 2004 (the first contract anniversary) the contract value grows to $24,000.

o On March 1, 2004 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

         We calculate the death benefit on March 1, 2004 as follows:

         The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

         Greatest of your contract anniversary contract values:         $24,000

         plus purchase payments made since that anniversary:                + 0

         minus adjusted partial surrenders, calculated as:

         $1,500 x $24,000
         ---------------- =                                             - 1,636
              $22,000                                                   --------

         for a death benefit of:                                        $22,364

Example -- 5-Year MAV Death Benefit

o You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000 on Jan. 1, 2003.

o On Jan. 1, 2008 (the fifth contract anniversary) the contract value grows to $30,000.

o On March 1, 2008 the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.

         We calculate the death benefit on March 1, 2008 as follows:

         The maximum 5-year anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

         Greatest of your 5-year contract anniversary contract values:  $30,000

         plus purchase payments made since that anniversary:                + 0

         minus adjusted partial surrenders, calculated as:

         $1,500 x $30,000
         ---------------- =                                             - 1,800
              $25,000                                                   --------

         for a death benefit of:                                        $28,200

Example -- EEB Death Benefit

o You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.

o On July 1, 2003 the contract value grows to $105,000. The death benefit on July 1, 2003 equals the standard death benefit, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.

o On Jan. 1, 2004 the contract value grows to $110,000. The death benefit on Jan. 1, 2004 equals:

    MAV death benefit amount (contract value):                         $110,000

    plus the EEB which equals 40% of earnings

      at death (MAV death benefit amount minus payments not

      previously surrendered):

      0.40 x ($110,000 - $100,000) =                                     +4,000
                                                                        --------
    Total death benefit of:                                            $114,000

o On Jan. 1, 2005 the contract value falls to $105,000. The death benefit on Jan. 1, 2005 equals:

    MAV death benefit amount (maximum anniversary value):              $110,000

    plus the EEB (40% of earnings at death):

      0.40 x ($110,000 - $100,000) =                                     +4,000
                                                                        --------
    Total death benefit of:                                            $114,000

o On Feb. 1, 2005 the contract value remains at $105, 000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2005 equals:

    MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

                 ($50,000 x $110,000)
      $110,000 - ------------------- =                                  $57,619
                      $105,000

    plus the EEB (40% of earnings at death):

      0.40 x ($57,619 - $55,000) =                                       +1,048
                                                                        --------
    Total death benefit of:                                             $58,667

o On Jan. 1, 2006 the contract value falls by $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2005. The reduction in contract value has no effect.

o On Jan. 1, 2012 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2012 equals:

    MAV death benefit amount (contract value):                         $200,000

    plus the EEB (40% of earnings at death)

      0.40 x 2.50 x ($55,000) =                                         +55,000
                                                                        --------
    Total death benefit of:                                            $255,000

o On July 1, 2012 you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2012 equals:

    MAV death benefit amount (contract value less purchase
     payment credits reversed)                                         $250,000

    plus the EEB (40% of earnings at death)

      0.40 x 2.50 x ($55,000) =                                         +55,000
                                                                        --------
   Total death benefit of:                                             $305,000

o On July 1, 2013 the contract value remains $250,500 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2013 equals:

    MAV death benefit amount (contract value):                         $250,500

      plus the EEB which equals 40% of earnings

      at death (the standard death benefit amount minus payments not previously surrendered):

      0.40 x ($250,500 - $105,000) =                                    +58,200
                                                                        --------
   Total death benefit of:                                             $308,700

Example -- EEP Death Benefit

o You purchase the contract with an exchange purchase payment of $100,000 on Jan. 1, 2003 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.

o On July 1, 2003 the contract value grows to $105,000. The death benefit on July 1, 2003 equals the standard death benefit amount, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.

o On Jan. 1, 2004 the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit on Jan. 1, 2004 equals:

    MAV death benefit amount (contract value):                         $110,000

    plus the EEP Part I which equals 40% of earnings

      at death (the MAV death benefit amount minus purchase payments not previously surrendered):

      0.40 x ($110,000 - $100,000) =                                     +4,000
                                                                        --------
    Total death benefit of:                                            $114,000

o On Jan. 1, 2005 the contract value falls to $105,000. The death benefit on Jan. 1, 2005 equals:

    MAV death benefit amount (maximum anniversary value):              $110,000

    plus the EEP Part I (40% of earnings at death):

      0.40 x ($110,000 - $100,000) =                                     +4,000

    plus the EEP Part II which in the third contract year

      equals 10% of exchange purchase payments identified at

      issue and not previously surrendered:

      0.10 x $100,000 =                                                 +10,000
                                                                        --------
    Total death benefit of:                                            $124,000

o On Feb. 1, 2005 the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2005 equals:

    MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

                 ($50,000 x $110,000)
      $110,000 - -------------------- =                                 $57,619
                      $105,000

    plus the EEP Part I (40% of earnings at death):

      0.40 x ($57,619 - $55,000) =                                       +1,048

    plus the EEP Part II which in the third contract year

      equals 10% of exchange purchase payments identified at

      issue and not previously surrendered:

      0.10 x $55,000 =                                                   +5,500
                                                                        --------
    Total death benefit of:                                             $64,167

o On Jan. 1, 2006 the contract value falls by $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2005. The reduction in contract value has no effect.

o On Jan. 1, 2012 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit on Jan. 1, 2012 equals:

    MAV death benefit amount (contract value):                         $200,000

    plus the EEP Part I (40% of earnings at death)

      .40 x (2.50 x $55,000) =                                          +55,000

    plus the EEP Part II which after the fourth contract

      year equals 20% of exchange purchase payments identified at issue

      and not previously surrendered: 0.20 x $55,000 =                  +11,000
                                                                        --------
    Total death benefit of:                                            $266,000

o On July 1, 2012 you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit on July 1, 2012 equals:

    MAV death benefit amount (contract value less purchase

      payment credits reversed):                                       $250,000

    plus the EEP Part I (40% of earnings at death)

      .40 x (2.50 x $55,000)=                                           +55,000

    plus the EEP Part II, which after the fourth contract year equals 20%

      of exchange purchase payments identified at issue and

      not previously surrendered: 0.20 x $55,000 =                      +11,000
                                                                        --------
    Total death benefit of:                                            $316,000

o On July 1, 2013 the contract value remains $250,500 and the "new" purchase payment is one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit on July 1, 2013 equals:

    MAV death benefit amount (contract value):                         $250,500

    plus the EEP Part I which equals 40% of earnings

      at death (the MAV death benefit minus payments not

      previously surrendered):

      0.40 x ($250,500 - $105,000) =                                    +58,200

    plus the EEP Part II, which after the fourth contract

      year equals 20% of exchange purchase payments identified at issue

      and not previously surrendered: 0.20 x $55,000 =                  +11,000
                                                                        --------
    Total death benefit of:                                            $319,700

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

S-6273 C (4/04)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

             AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY(R)

        AMERICAN EXPRESS RETIREMENT ADVISOR VARIABLE ANNUITY(R) - BAND 3

        AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE(R) VARIABLE ANNUITY

         AMERICAN EXPRESS RETIREMENT ADVISOR SELECT VARIABLE ANNUITY(R)

    AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE(R) VARIABLE ANNUITY - BAND 3

     AMERICAN EXPRESS RETIREMENT ADVISOR ADVANTAGE PLUS(SM) VARIABLE ANNUITY

      AMERICAN EXPRESS RETIREMENT ADVISOR SELECT PLUS(SM) VARIABLE ANNUITY

                       IDS LIFE FLEXIBLE PORTFOLIO ANNUITY


                          IDS LIFE VARIABLE ACCOUNT 10



                                 AUGUST __, 2004



IDS Life Variable Account 10 is a separate account established and maintained by IDS Life Insurance Company (IDS Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.


This SAI contains financial information for all the subaccounts of the IDS Life Variable Account 10. Not all subaccounts of the IDS Life Variable Account 10 apply to your specific contract.


IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

TABLE OF CONTENTS

Calculating Annuity Payouts                                               p.   3
Rating Agencies                                                           p.   4
Principal Underwriter                                                     p.   4
Independent Auditors                                                      p.   4

Financial Statements


                          IDS LIFE VARIABLE ACCOUNT 10

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNT

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payment, we:


- determine the dollar value of your contract on the valuation date and deduct any applicable premium tax; then


- apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-  the annuity unit value on the valuation date; by

-  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

-  the net investment factor; and

-  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

- adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

THE FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change.

To calculate your annuity payouts we:


- take the value of your fixed account at the retirement/settlement date or the date you selected to begin receiving your annuity payouts; then


- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

                          IDS LIFE VARIABLE ACCOUNT 10

RATING AGENCIES


We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency ratings given to IDS Life, refer to the American Express Web site at (americanexpress.com/advisors) or contact your sales representative. Or view our current ratings by visiting the agency Web sites directly at:

A.M. Best                                                         www.ambest.com
Fitch                                                       www.fitchratings.com
Moody's                                                 www.moodys.com/insurance


A.M. Best -- Rates insurance companies for their financial strength.


Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.


Moody's -- Rates insurance companies for their financial strength.

PRINCIPAL UNDERWRITER


IDS Life serves as principal underwriter for the contract, which it offers on a continuous basis. IDS Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Our sales representatives are licensed insurance and annuity agents and are registered with the NASD as our representatives. IDS Life is ultimately controlled by American Express Company. IDS Life currently pays underwriting commissions for its role as principal underwriter. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter has been: 2003: $39,181,124; 2002: $37,418,102; and 2001:
$41,792,624. IDS Life retains no underwriting commission from the sale of the contract.


INDEPENDENT AUDITORS

To be filed by Amendment.


                          IDS LIFE VARIABLE ACCOUNT 10

Financial Statements

To be filed by Amendment.

                                                                 S-6325 C (8/04)

PART C.

Item 24. Financial Statements and Exhibits

(a)   Financial statements included in Part A of this Registration Statement:

      IDS Life Insurance Company (unaudited financials as of June 30, 2004): to be filed by Amendment

      Financial statements included in Part B of this Registration Statement: to be filed by Amendment

(b)   Exhibits:

1.1 Resolution of the Board of Directors of IDS Life Insurance Company establishing the IDS Life Variable Account 10 dated August 23, 1995, filed electronically as Exhibit 1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

1.2 Resolution of the Board of Directors of IDS Life Insurance Company establishing 105 additional subaccounts within the separate account, filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999, is incorporated herein by reference.

1.3 Resolution of the Board of Directors of IDS life Insurance Company establishing 25 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.4 Resolution of the Board of Directors of IDS Life Insurance Company establishing 12 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.5 Resolution of the Board of Directors of IDS Life Insurance Company establishing 69 additional subaccounts within the separate account, filed electronically as Exhibit 1.5 to Registrant's Post-Effective
         Amendment  No.  6  to  Registration   Statement  No.   333-79311,   is
         incorporated herein by reference.

1.6 Resolution of the Board of Directors of IDS Life Insurance Company establishing 112 additional subaccounts within the separate account, dated Feb. 11, 2002, filed electronically as Exhibit 1.6 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.7 Resolution of the Board of Directors of IDS Life Insurance Company establishing 3 additional subaccounts within the separate account, dated Feb. 28, 2002, filed electronically as Exhibit 1.7 to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.8 Resolution of the Board of Directors of IDS Life Insurance Company establishing 8 additional subaccounts within the separate account, dated January 6, 2004, filed electronically as Exhibit 1.8 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

2.       Not applicable.

3.       Not applicable.

4.1 Form of Deferred Annuity Contract for non-qualified contracts (form 31043) filed electronically as Exhibit 4.1 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.2 Form of Deferred Annuity Contract for tax qualified contracts (form 31044) filed electronically as Exhibit 4.2 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.3 Form of Deferred Annuity Contract for IRA contracts (form 31045-IRA) filed electronically as Exhibit 4.3 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.4 Form of Deferred Annuity Contract for non-qualified contracts (form 31046) filed electronically as Exhibit 4.4 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.5 Form of Deferred Annuity Contract for tax qualified contracts (form 31047) filed electronically as Exhibit 4.5 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.6 Form of Deferred Annuity Contract for IRA contracts (form 31048-IRA) filed electronically as Exhibit 4.6 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.7      Form of TSA Endorsement (form 31049),  filed electronically as Exhibit
         4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

4.8 Form of Maximum Anniversary Value Death Benefit Rider, filed electronically as Exhibit 4.8 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.9 Form of Enhanced Earnings Death Benefit Rider, filed electronically as Exhibit 4.9 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.10 Form of Enhanced Earnings Plus Death Benefit Rider, filed electronically as Exhibit 4.10 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.11 Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.12 Form of Roth IRA Annuity Endorsement (form 131062) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.13 Form of SIMPLE IRA Annuity Endorsement (form 131063) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.14     Form of Deferred Annuity Contract for non-qualified contracts
         (form 131041) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.15 Form of Deferred Annuity Contract for Retirement Advisor Advantage Plus (form 1043 A) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.16 Form of Deferred Annuity Contract for Retirement Advisor Select Plus (form 131041 A) filed electronically as Exhibit 4.16 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.17     Form of TSA Endorsement (form 131068), filed electronically as Exhibit
         4.17 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.18 Form of Return of Purchase Payments Rider (form 131072), filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.19 Form of Maximum Anniversary Value Death Benefit Rider (form 131031), filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.20     Form of 5-Year Maximum Anniversary Value Death Benefit Rider
         (form 131071), filed electronically as Exhibit 4.20 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.21 Form of Enhanced Earnings Death Benefit Rider (form 131032 A), filed electronically as Exhibit 4.21 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.22 Form of Enhanced Earnings Plus Death Benefit Rider (form 131033 A), filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.23 Form of 401 (a) Annuity Endorsement (form 131069), filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.24 Form of Guarantee Period Accounts Rider is filed electronically herewith.

5. Form of Variable Annuity Application (form 31063), filed electronically as Exhibit 5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2      Amended  By-Laws of IDS Life filed  electronically  as Exhibit  6.2 to
         Registrant's   Initial   Registration   Statement   No.   33-62407  is
         incorporated herein by reference.

6.3 Copy of Amended and Restated By-Laws of IDS Life Insurance Company, filed electronically as Exhibit 6.2 to Post-Effective Amendment No. 13 to Registration Statement No. 33-47302, is incorporated herein by reference.

7.       Not applicable.

8.1(a) Copy of Participation Agreement between IDS Life Insurance Company and AIM Variable Insurance Funds, Inc. and AIM Distributors, Inc., dated March 4,1996, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.1(b) Copy of Participation Agreement By and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., and IDS Life Insurance Company, on Behalf of Itself and Its Separate Accounts, dated Oct. 7, 1996, filed electronically as Exhibit 8.1(b) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.2 Copy of Participation Agreement by and among IDS Life Insurance Company, American Express Financial Advisors Inc., Alliance Capital Management L.P. and Alliance Fund Distributors dated March 1, 2000 filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.3 Copy of Participation Agreement By and Among Calvert Variable Series, Inc. and Calvert Asset Management Co. and Calvert Distributors Inc. and IDS Life Insurance Company, dated April 14, 2000, filed as Exhibit
         8.7 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.4 Copy of Participation Agreement between IDS Life Insurance Company and Warburg Pincus Trust and Warburg Pincus Counselors, Inc. and Counselors Securities Inc., dated March 1, 1996, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 2 to Registration statement No. 33-62407 is incorporated herein by reference.

8.5 Copy of Participation Agreement by and between Evergreen Variable Annuity Trust and IDS Life Insurance Company, dated August 13, 2001 filed electronically as Exhibit 8.5(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.6 Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 8.8(a) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.7 Copy of Participation Agreement between IDS Life Insurance Company and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc. dated March 1, 1996, filed electronically as
         Exhibit 8.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.8 Copy of Participation Agreement By and Between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and IDS Life Insurance Company, dated September 1, 1999, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.9 Copy of Participation Agreement between IDS Life Insurance Company and INVESCO Variable Investment Funds, Inc, and INVESCO Distributors, Inc., dated August 13, 2001 filed electronically as Exhibit 8.9 to Post-Effective Amendment No. 10 to Registration Statement
         No. 333-79311, is incorporated herein by reference.

8.10 Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company, dated April 21, 2000, filed electronically as
         Exhibit 8.10 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.11 Copy of Participation Agreement by and among IDS Life Insurance Company, Lazard Asset Management and Lazard Retirement Series, Inc., dated September 1, 1999, filed as Exhibit 8.11 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.12 Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company and Massachusetts Financial Services Company, dated March 1, 2000, filed as Exhibit 8.12 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.13 Copy of Participation Agreement among Pioneer Variable Contracts Trust, IDS Life Insurance Company, Pioneer Investment Management, Inc. and
         Pioneer  Funds   Distributor,   Inc.   dated  August  13,  2001  filed
         electronically as Exhibit 8.13(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.14 Copy of Participation Agreement by and among IDS Life Insurance Company and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated March 1, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.15 Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and IDS Life Insurance Company, dated September 1, 1999, filed as Exhibit 8.5 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.16     Copy of  Participation  Agreement  by and  among  IDS  Life  Insurance
         Company and Strong Opportunity Fund II, Inc. and Strong Investor Services, Inc. and Strong Investments, Inc. dated August 13, 2001 filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.17 Copy of Participation Agreement between IDS Life Insurance Company and TCI Portfolios, Inc., dated April 24, 1996, filed electronically as
         Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.18 Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company dated August 30, 1999 filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.19 Copy of Participation Agreement by and among Wells Fargo Variable Trust and IDS Life Insurance Company and Stephens Inc. dated May 1, 2000 filed electronically as Exhibit 8.18(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.20 Copy of Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and IDS Life Insurance Company, dated Feb. 2, 2004 filed electronically as Exhibit
         8.20 to Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference.

8.21 Copy of Participation Agreement by and among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and IDS Life Insurance Company, dated Jan. 12, 2004 filed electronically as Exhibit 8.21 to Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference.

9. Opinion of counsel and consent to its use as the legality of the securities being registered will be filed by Amendment.

10.      Consent of Independent Auditors will be filed by Amendment.

11.      None.

12.      Not applicable.

13. Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 is incorporated by reference to Exhibit 13 of Registrant's Post-Effective Amendment No. 2, filed on or about May 1, 2000.

14.      Not applicable.

15. Power of Attorney to sign Amendment to this Registration Statement, dated April 15, 2004 filed electronically as Exhibit 15 to Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference.

Item 25.



Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)
         --------------------------------------------------------------------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Arthur H. Berman                                       Director and Executive Vice
                                                       President - Finance

Walter S. Berman                                       Vice President and Treasurer

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer

Lorraine R. Hart                                       Vice President - Investments

Michelle M. Keeley                                     Vice President - Investments

Christopher J. Kopka                                   Money Laundering Prevention Officer

Eric L. Marhoun                                        Vice President, Assistant General
                                                       Counsel and Secretary

Jeryl A. Millner                                       Vice President and Controller

Thomas W. Murphy                                       Vice President - Investments

Roger Natarajan                                        Director

Teresa J. Rasmussen                                    Vice President, General Counsel
                                                       and Assistant Secretary


Bridget Sperl                                          Executive Vice President - Client
                                                       Service

Beth E. Weimer                                         Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.


Item 26.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)


The following list includes the names of major subsidiaries of American Express Company.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Convertible Arbitage, LLC                                                 Delaware
     Advisory Quantitive Equity (General Partner) LLC                                   Delaware
     Advisory Select LLC                                                                Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Bank, FSB                                                         Federal
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Company                                                           New York
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express International Deposit Corporation                                 Cayman Island
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency                                Wisconsin
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     Boston Equity General Partner LLC                                                  Delaware
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah, Inc.                                                 Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS REO1, LLC                                                                      Minnesota
     IDS REO2, LLC                                                                      Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Investors Syndicate Development Corporation - NV                                   Nevada
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware
     Realty Assets, Inc.                                                                Nebraska
     Securities America Financial Corporation                                           Nebraska
     Securities America Inc.                                                            Delaware
     Securities America Advisors, Inc.                                                  Nebraska

Item 27. Number of Contract owners

          As of March 31, 2004, there were 168,818 non-qualified contract owners and 233,306 qualified contract owners in the IDS Life Variable
          Account 10.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

Item 29  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor, sponsor or investment adviser for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Series Fund, Inc., AXP Variable Portfolio - Income Series, Inc., AXP Variable Portfolio - Investment Series, Inc., AXP Variable Portfolio - Managed Series, Inc., AXP Variable Portfolio - Money Market Series, Inc., AXP Variable Portfolio - Partners Series, Inc., IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Arthur H. Berman                      Director and Executive Vice
                                           President - Finance

     Walter S. Berman                      Vice President and Treasurer

     Lorraine R. Hart                      Vice President - Investments

     Michelle M. Keeley                    Vice President - Investments

     Christopher J. Kopka                  Money Laundering Prevention Officer

     Eric L. Marhoun                       Vice President, Assistant General
                                           Counsel and Secretary

     Jeryl A. Millner                      Vice President and Controller

     Thomas W. Murphy                      Vice President - Investments

     Roger Natarajan                       Director

     Teresa J. Rasmussen                   Vice President, General Counsel
                                           and Assistant Secretary

     Mark E. Schwarzmann                   Director, Chairman of the Board and
                                           Chief Executive Officer

     Bridget Sperl                         Executive Vice President - Client
                                           Service

     Beth E. Weimer                        Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.


(c)

         Name of                     Net Underwriting
         Principal                    Discounts and     Compensation on       Brokerage
         Underwriter                   Commissions         Redemption        Commissions      Compensation
         -----------                   -----------         ----------        -----------      ------------
         IDS Life Insurance            $39,181,124            None               None              None
         Company

Item 30. Location of Accounts and Records

         IDS Life Insurance Company
         70100 AXP Financial Center
         Minneapolis, MN 55474

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)      Registrant   undertakes   to  deliver  any   Statement  of   Additional
         Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,
         1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 2nd day of June, 2004.


                                    IDS LIFE VARIABLE ANNUITY ACCOUNT 10
                                    ------------------------------------
                                                          (Registrant)

                                    By IDS Life Insurance Company
                                    ------------------------------------
                                                          (Sponsor)

                                    By /s/  Timothy V. Bechtold*
                                      ----------------------------------
                                            Timothy V. Bechtold
                                            President

As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of June, 2004.


/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Vice President -
------------------------------------          Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  Jeryl A. Millner*                        Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     Jeryl A. Millner

/s/  Roger Natarajan*                         Director
------------------------------------
     Roger Natarajan

/s/  Mark E. Schwarzmann*                     Chairman of the Board of Directors
------------------------------------          and Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)


* Signed pursuant to Power of Attorney dated April 15, 2004 filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference, by:



/s/ Mary Ellyn Minenko
----------------------
    Mary Ellyn Minenko

      CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 25 TO REGISTRATION STATEMENT

This Post-Effective Amendment is comprised of the following papers and documents:

The Cover Page.

Part A.

     The Prospectus

Part B.

     Statements of Additional Information

Part C.

     Other Information.

     The signatures.